   As filed with the Securities and Exchange Commission on November 26, 2003.

                                                     Registration Nos. 333-14449
                                                                       811-07599

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 11

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 14

                           DOMINI INSTITUTIONAL TRUST
               (Exact Name of Registrant as Specified in Charter)

                536 Broadway, 7th Floor, New York, New York 10012
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 212-217-1100

                                  Amy L. Domini
                          Domini Social Investments LLC
                             536 Broadway, 7th Floor
                            New York, New York 10012
                     (Name and Address of Agent for Service)

                                    Copy To:
                              Roger P. Joseph, Esq.
                              Bingham McCutchen LLP
                               150 Federal Street
                           Boston, Massachusetts 02110

It is proposed that this filing will become effective on November 28, 2003 pursuant to paragraph (b) of Rule 485.

Domini Social Index Portfolio has also executed this registration statement.

Domini Institutional Social Equity FundSM

Prospectus November 28, 2003

The Way You Invest Matters®

As with all mutual finds, the Securities and Exchange Commission has not judged whether these funds are good investments or whether the information in this prospectus is truthful and complete. Anyone who indicates otherwise is committing a federal crime.

Table of Contents

The Fund at a Glance
Investment Objective	1
Primary Investment Strategies	1
Primary Risks	2
Past Performance	3
Fund Fees and Expenses	5
More About the Fund
Socially Responsible Investing	7
About Index Investing	9
Answers to basic questions about how index funds work, how index funds differ from actively managed funds, and an overview of the advantages they offer.
What Is the Domini 400 Social IndexSM?	11
Information about the nation's oldest socially and environmentally screened index and how it was created and is maintained.
Is the Fund an Appropriate Investment for Me?	13
Additional Investment Strategies & Risk Information	14
Who Manages the Fund?	16
Shareholder Manual	A-1
Information about buying, exchanging, and selling shares of the Fund, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in the Fund.
Financial Highlights	B-1

Why Reading This Prospectus Is Important

This prospectus explains the objective, risks, and strategies of the Domini Institutional Social Equity Fund. Reading the prospectus will help you to decide whether the Fund is the right investment for you.

Mutual funds:

• Are not FDIC-insured • Have no bank guarantees • May lose value

Because you could lose money by investing in this Fund, we suggest that you read this prospectus carefully, and keep it for future reference.

The Fund at a Glance

Investment Objective

The Domini Institutional Social Equity Fund seeks to provide its shareholders with long-term total return that matches the performance of the Domini 400 Social Index,SM an index made up of the stocks of 400 companies selected using social and environmental criteria. The Index is composed primarily of large-cap U.S. companies.

Primary Investment Strategies

The Domini Institutional Social Equity Fund seeks to match the composition of the Domini 400 Social Index as closely as possible. The Fund typically invests all or substantially all of its assets in stocks of the companies included in the Domini 400 Social Index. Accordingly, the Fund has a policy to invest, under normal circumstances, at least 80% of its assets in equity securities and related investments with similar economic characteristics. The Fund will give you 60 days' prior notice if it changes its policy with respect to equity securities and related investments with similar economic characteristics.

The Fund holds all 400 stocks included in the Domini 400 Social Index in approximately the same proportion as they are found in the Index. This is known as a full replication strategy.

Although you cannot invest directly in an index, an index mutual fund provides you with the opportunity to invest in a portfolio that tracks an index.

The Fund follows these strategies by investing in the Domini Social Index Portfolio, another fund with the same investment objective. For more information, please refer to "More About the Fund."

The Fund at a Glance

Primary Risks

• General. There can be no guarantee that the Domini Institutional Social Equity Fund will be able to achieve its investment objective. The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but shareholders will be given notice at least 30 days before any change is implemented. Management currently has no intention to change the Fund's investment objective.

• Market Risk. The Fund's total return, like the stock market in general, will fluctuate widely. You could lose money by investing in the Fund over short or long periods of time. An investment in the Fund is not a bank deposit and is not insured or guaranteed.

• Large-Cap Companies. The Fund invests primarily in the stocks of large-cap companies. Large-cap stocks tend to go through cycles when they do better, or worse, than other asset classes or the stock market overall. The performance of your investment will generally follow these market trends. Because the Domini 400 Social IndexSM is weighted by market capitalization, a few large companies represent a relatively large percentage of the Index. Should the value of one or more of these stocks decline significantly, it could negatively affect the Fund's performance.

• Indexing. The Fund will continue to invest in the Domini 400 Social Index,SM regardless of how the Index is performing. It will not shift its concentration from one industry to another, or from stocks to bonds or cash, in order to defend against a falling or stagnant stock market. If the Index is heavily weighted in a single industry or sector, the Fund will be heavily invested in that industry or sector, and as a result can be affected more positively or negatively by developments in that industry or sector than would be another mutual fund whose investments are not restricted to the securities in the Index. Also, the Fund's ability to match the performance of the Index may be affected by a number of factors, including Fund operating expenses and transaction costs, inflows and outflows of cash from the Fund, and imperfect correlation between the Fund's holdings and those in the Index.

• Socially Responsible Investing. The Fund's portfolio is subject to multiple social and environmental criteria. As a result, Fund management may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for social or environmental reasons when it is otherwise disadvantageous to do so.

Additional risk information is provided in the "More About the Fund" section of this prospectus on pages 9 and 14 and in the Statement of Additional Information.

The Fund at a Glance

Past Performance

The bar chart below and the following table provide an indication of the risks of investing in the Domini Institutional Social Equity Fund. The bar chart shows how returns have varied from one calendar year to the next. The table shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index (S&P 500), a broad-based index. Please note that this information represents past performance, and is not necessarily an indication of how the Fund will perform in the future.

Total Return for Years Ended December 31

This bar chart shows how the Fund's performance has varied over the last six calendar years.

Best quarter covered by the bar chart above: 24.86%
(quarter ended 12/31/98)

Worst quarter covered by the bar chart above: -17.06%
(quarter ended 9/30/02)

Year-to-date performance as of 9/30/03: 15.02%

The Fund at a Glance

Average Annual Total Returns as of 12/31/02

The table below shows the Fund's average annual total returns in comparison to the S&P 500. The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax.

Please note:

•	Actual after-tax returns depend on your tax situation and may differ from those shown.

•	After-tax returns are not relevant if you hold your shares through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

	1 Year	5 Years	Since Inception (5/30/96)
Domini Institutional Social Equity Fund
Return Before Taxes	-20.49%	-0.27%	6.61%
Return After Taxes on Distributions	-20.92%	-1.24%	5.52%
Return After Taxes on Distributions and Sale of Fund Shares*	-12.58%	-0.57%	4.90%
S&P 500 (reflects no deduction for fees, expenses, or taxes)	-22.10%	-0.59%	9.51%

* The calculation of the Fund shares' return after taxes on distributions and sale of Fund shares assumes a complete redemption at the end of the periods shown in the table and that the shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholder may deduct the capital losses in full.

The Fund at a Glance

Fund Fees and Expenses

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Domini Institutional Social Equity Fund.*

Shareholder Fees (fees paid directly by you)
Sales Charge (Load) Imposed on Purchases:	None
Deferred Sales Charge (Load):	None
Redemption Fee:	None
Exchange Fee:	None
Annual Fund Operating Expenses (expenses deducted from the Fund's assets)
Management Fees:	0.20%
Distribution (12b-1) Fees:	None
Other Expenses
Administrative Services and Sponsorship Fee:	0.25%
Other Expenses:	0.08%
Total Annual Fund Operating Expenses:	0.53%
Fee Waiver**:	0.13%
Net Expenses:	0.40%

* The table and the following example reflect the aggregate expenses of the Fund and the Domini Social Index Portfolio, the underlying portfolio in which the Fund invests. Expense information has been restated to reflect current fees.
** Through November 30, 2004, Domini Social Investments LLC has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses, net of waivers and reimbursements, will not exceed, on a per annum basis, 0.40% of its average daily net assets, absent an earlier modification by the Board of Trustees, which oversees the Fund.

The Fund at a Glance

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur if you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of each period. This example assumes that the Fund provides a return of 5% a year, all dividends and distributions are reinvested, operating expenses remain the same for the time period indicated, and the fee waiver reflected in the fee table is in effect for the one-year time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$41	$150	$270	$619

This example should not be considered to represent actual expenses or performance for the past or the future. Actual future expenses may be higher or lower than those shown.

Quick Guide to Important Information

Minimum Initial Investment: $2,000,000

Investment Adviser: Domini Social Investments LLC

Commencement of Operations: May 30, 1996

Net Assets as of September 30, 2003: $190,854,009

Dividends: Distributed quarterly, in March, June, September, and December

Capital Gains: Distributed annually, usually in December

Newspaper Listing: Dom Soc Inv-Inst Soc Eq

Ticker Symbol: DIEQX

CUSIP Number: 257131102

Website: www.domini.com

Shareholder Services: 1-800-582-6757

More About the Fund

Socially Responsible Investing

In addition to traditional financial considerations, socially responsible investors factor social and environmental criteria into their investment decisions. They believe that this helps to encourage greater corporate responsibility, and may also help to identify companies that are good long-term investments because enlightened management may be better able to meet the future needs of society and the environment. In addition, in the course of seeking financial gain for themselves, socially responsible investors look for opportunities to use their investments to improve the lives of others.

Typically, socially responsible investors seek to avoid companies that manufacture products, or employ practices, that they believe have harmful effects on society or the natural environment. They seek to invest in corporations and other issuers with positive qualities, such as a responsible environmental record or strong employee relations.

At Domini Social Investments, in addition to applying social and environmental criteria to all of our investments, we work with companies to improve their social and environmental performance and file shareholder resolutions on these issues when appropriate. In addition, we vote company proxies in a manner consistent with our social and environmental criteria. In 1999, we became the first mutual fund manager in the U.S. to publicly disclose its votes.

A socially responsible equity fund can have an impact on corporate behavior by applying social and environmental criteria to its holdings, through proxy voting, and by filing shareholder resolutions.

The Social and Environmental Criteria Applied to the Fund

The Domini Institutional Social Equity Fund seeks to avoid securities of corporations that manufacture tobacco products or alcoholic beverages, derive revenues from gambling enterprises, or have a direct ownership share in, or operate, nuclear power plants. The Fund also seeks to avoid investment in firearms manufacturers and major military contractors.

Once a company has passed the set of exclusionary criteria described above, it is subjected to a range of qualitative factors designed to measure the quality of its relations with its various stakeholders, including employees, consumers, communities, and the natural environment.

More About the Fund

Domini considers the following criteria when evaluating companies for possible investment and may exclude companies based on poor performance in these areas:

• Citizenship — the company's record with regard to its charitable activities and its community relations in general, including its relations with indigenous people

• Diversity — the company's record with regard to the hiring and promotion of women and minorities, particularly to management positions and the board of directors, including the company's record with respect to the availability of benefit programs that address work/family concerns, innovative hiring programs for the disabled, and progressive policies toward gays and lesbians

• Employee Relations — the company's record with regard to labor matters, workplace safety, employee benefit programs, and meaningful participation in profits

• Environmental Performance — the company's record with regard to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products, and services

• Product-Related Issues — the company's record with regard to product safety, marketing practices, and commitment to quality

Domini may, at its discretion, choose to apply additional criteria, or to modify the application of the criteria listed above, to the Fund at any time, without shareholder approval. This will impact the types of investments held by the Fund, and may cause certain companies or industries to be dropped from or added to the Fund's portfolio.

More About the Fund

About Index Investing

What is an index?

An index is an unmanaged group of stocks selected to measure the behavior of the market, or some portion of it. The S&P 500, for example, is an index of 500 companies selected to track the performance of the broad market of large-cap U.S. companies. Investors use indexes as benchmarks to measure how their investments are performing in comparison to the market as a whole.

The Domini 400 Social IndexSM attempts to track the performance of a broad representation of primarily large-cap U.S. companies selected using multiple social and environmental criteria. The Domini 400 Social Index was created to serve as a benchmark for socially and environmentally conscious investors.

What is the difference between an index fund
and an actively managed fund?

The Domini Institutional Social Equity Fund uses a passive investment strategy. This means that the Fund purchases, holds, and sells stocks based on the composition of the Domini 400 Social Index rather than on a manager's judgment as to the direction of the market or the merits of any particular stock.

Unlike index funds, actively managed equity funds buy and sell stocks based on the fund manager's opinion of the financial outlook of segments of the stock market and certain companies in particular. Because index funds use a passive strategy, changes in the portfolio manager generally have less impact on fund performance.

Index funds provide investors with an opportunity to invest in a portfolio that is specially designed to match the performance of a particular index. Rather than relying on the skills of a particular mutual fund manager, index fund investors purchase, in a sense, a cross-section of the market. Their performance should therefore reflect the segment of the market that their fund is designed to track.

More About the Fund

What are some of the advantages of index investing?

Index investing has become quite popular because it offers investors a convenient, relatively low-cost, and tax-efficient way to obtain exposure to a broad spectrum of the market. Here are some other advantages:

• Industry Diversification. Index funds such as the Domini Institutional Social Equity Fund invest in companies representing a diverse mix of industries. This structure can help reduce volatility as compared to funds that may focus on a particular industry. Please note that although the Fund holds a broad cross-section of the U.S. stock market, it should not be considered a balanced investment program because it holds only stocks.

• Benchmark Comparability. Index funds typically match the performance of their particular benchmarks more closely than comparable actively managed funds. The Domini Institutional Social Equity Fund seeks to match the performance of the Domini 400 Social Index.SM

• Tax Efficiency. Turnover rate refers to the volume of buying and selling of securities by a fund. The turnover rate of index funds tends to be much lower than the average actively managed mutual fund. Depending on your particular tax situation, a low turnover rate may produce fewer taxable capital gains.

Compare Turnover Rates

The average annual portfolio turnover rate for all domestic stock funds is 105%.*

The annual portfolio turnover rate for the Domini Social Index Portfolio, which the Domini Institutional Social Equity Fund invests in, is 8%.** (There is no guarantee that this turnover will not be higher in the future.)

A 100% portfolio turnover rate would occur if a fund sold and replaced securities valued at 100% of its net assets within a one-year period.

*As of 9/30/03; taken from Morningstar PrincipiaPro.

**For the period from 8/1/02 to 7/31/03.

More About the Fund

What Is the Domini 400 Social IndexSM?

The Domini 400 Social Index was the first index constructed according to social and environmental criteria. It was created and launched in May 1990 by the social research firm of KLD Research & Analytics, Inc. (KLD) in order to serve as a benchmark for socially responsible investors and to determine how the application of social and environmental criteria affect financial performance. The Domini Institutional Social Equity Fund was launched in 1996 to provide institutional investors with an opportunity to invest in a portfolio based on the Index. The Index is maintained by KLD. It is composed of the common stocks of 400 companies selected according to a broad range of social and environmental criteria.

How was the Domini 400 Social IndexSM constructed?

To construct the Index, KLD first applied to the S&P 500 a number of traditional social screens. Roughly half of the S&P 500 companies qualified for the Index in this initial screening process. Approximately 150 non–S&P 500 companies were then added with two goals in mind. One goal was to obtain a broad representation of industries, so that the Index would more accurately reflect the market available to the socially responsible investor. Another goal was to identify companies that are particularly strong models of corporate behavior. A variety of financial factors, such as solvency, industry and sector diversification, and market capitalization, are also considered in evaluating companies for addition to the Index.

KLD maintains an extensive database of corporate accountability information on more than 3,000 publicly traded companies.

How are the Fund's largest holdings selected?

Like the S&P 500, the Domini 400 Social Index is "market capitalization–weighted." Market capitalization is a measure of the value of a publicly traded company. It is calculated by multiplying the total number of outstanding shares of company stock by the price per share.

The Domini Institutional Social Equity Fund's portfolio is also market capitalization–weighted. For example, assume that the total market value of Company A's shares is twice the total market value of Company B's shares. The Fund's portfolio is structured so that its investment in Company A will be twice the value of its investment in Company B. The Fund's top ten holdings therefore are simply the ten companies with the highest market value in the Index.

More About the Fund

Because it seeks to duplicate the Index as closely as possible, the Fund will attempt to have a correlation between the weightings of the stocks it holds in its portfolio and the weightings of the stocks in the Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation.

How is the Domini 400 Social IndexSM maintained?

The Index is maintained using a "buy and hold" strategy. Generally speaking, this means that companies that are in the Index stay in the Index for a long time. A company will not be removed because its stock has not been performing well unless in KLD's opinion the company is no longer financially viable. Sometimes a company is removed from the Index because it has been acquired by another company. Sometimes a company may split into two companies and only one of the surviving companies is selected to stay in the Index (because the Index is maintained to consist of exactly 400 companies at all times).

Occasionally, a company may also be removed from the Index because its social profile has deteriorated or due to its inadequate response to a significant controversy. When a company is removed from the Index, it is replaced with another company. In the selection process, among other factors, KLD considers the size of the company, the industry it is in, and its social profile.

Are there companies I won't like in the Domini 400 Social IndexSM?

The social and environmental criteria applied to the Index are designed to reflect those most widely used by socially responsible investors. However, you may find that some companies in the Index do not reflect your social or environmental standards.You may wish to review a list of companies in the Domini Institutional Social Equity Fund's portfolio to decide if they meet your personal standards. The complete list is available in the Fund's Annual and Semi-Annual Reports. To obtain copies of these reports, free of charge, call 1-800-582-6757.

No company is a perfect model of corporate or social responsibility. Each year, the Domini Institutional Social Equity Fund uses its voice as a shareholder to encourage companies to improve their social and environmental records by voting proxies, writing letters, engaging management in dialogue, and filing shareholder resolutions.

More About the Fund

Is the Fund an Appropriate Investment for Me?

Accounts in the Domini Institutional Social Equity Fund may only be established by or for the benefit of entities that have been approved by the distributor and that fall within the following categories:

• Endowments

• Foundations

• Religious organizations

• Other nonprofit entities

The Fund may change this policy at any time.

If you are seeking long-term growth, and are looking for an efficient way to invest in the broad U.S. stock market, the Fund may be appropriate for you.

Please note that although the Fund holds a broad cross-section of the U.S. stock market, it should not be considered a balanced investment program because it only holds stocks. In addition, the Fund should be considered a long-term investment and is not appropriate for short-term goals.

If you depend on your investments for current income, or would find it a financial hardship to wait out periods of stock market volatility, the Fund may not be appropriate for you.

More About the Fund

Additional Investment Strategies
& Risk Information

Temporary Investments

The Domini Institutional Social Equity Fund may temporarily use a different investment strategy for defensive purposes in response to market conditions, economic factors, or other occurrences. This may adversely affect the Fund's performance. You should note, however, that the Fund has not used a different investment strategy for defensive purposes in the past and may decide not to do so in the future — even in the event of deteriorating market conditions.

Cash Reserves

Although the Fund seeks to be fully invested at all times, it keeps a small percentage of its assets in cash or cash equivalents. These reserves provide the Fund with flexibility to meet redemptions and expenses, and to readjust its portfolio holdings. The Fund may hold these cash reserves uninvested or may invest them in high-quality, short-term debt securities issued by agencies or instrumentalities of the U.S. government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements. The issuers of these securities must satisfy certain social criteria.

Investment Structure

The Fund invests its assets in the Domini Social Index Portfolio, a registered investment company. The Portfolio has the same investment objective as the Fund and invests in securities using the strategies described in this prospectus. The Fund may withdraw its investment from the Portfolio at any time if the Board of Trustees of the Fund determines that it is in the best interest of the Fund's shareholders to do so. The Board of Trustees would then consider what action might be taken, including investing all of the Fund's assets in another similarly structured portfolio having the same investment objective as the Fund, or hiring an investment adviser to manage the Fund's assets. There is currently no intention to change the Fund's investment structure. References to the Fund in this prospectus include the Portfolio, unless the context requires otherwise.

Securities Lending

Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, the Fund may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. These loans would be required to be secured continuously by collateral consisting of securities, cash, or cash equivalents maintained on a current basis at an

More About the Fund

amount at least equal to the market value of the securities loaned. The Fund would have the right to terminate a loan and obtain the securities loaned at any time on three days' notice. During the existence of a loan, the Fund would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. The Fund may pay finder's and other fees in connection with securities loans. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Additional Information

The Fund is not required to use every investment technique or strategy listed in this prospectus or in the Statement of Additional Information. For additional information about the Fund's investment strategies and risks, the Fund's Statement of Additional Information is available, free of charge, from Domini Social Investments.

More About the Fund

Who Manages the Fund?

Investment Manager

Domini Social Investments LLC (Domini or the Manager), 536 Broadway, 7th Floor, New York, NY 10012, has been managing money since November 1997 and as of September 30, 2003, managed more than $1.5 billion in assets for individual and institutional investors who are working to create positive change in society by using social and environmental criteria in their investment decisions. Domini provides the Domini Institutional Social Equity Fund and the Portfolio with investment supervisory services, overall operational support, and administrative services.

Investment Submanager

SSgA Funds Management, Inc. (SSgA), with its main offices at State Street Financial Center, One Lincoln Street, Boston, MA 02111, provides investment submanagement services to the Portfolio pursuant to a Submanagement Agreement with Domini. SSgA had approximately $83.6 billion in assets under management as of September 30, 2003, including $6.2 billion in assets for which SSgA acts as a submanager. SSgA and its affiliated companies managed over $425.4 billion in index fund assets and over $78.9 billion in socially responsible assets as of September 30, 2003. SSgA implements the daily transactions necessary to maintain the proper correlation between the Fund's portfolio and the Domini 400 Social Index.SM SSgA does not determine the composition of the Index. The Index's composition is determined by KLD Research & Analytics, Inc.

For the services Domini and the submanager provided to the Fund and the Portfolio during the fiscal year ended July 31, 2003, they received a total of 0.21% of the average daily net assets of the Fund, after waivers.

Shareholder Manual

This section provides you with information about buying, exchanging, and selling shares of the Domini Institutional Social Equity Fund, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in the Fund.

Table of Contents

How to Open an Account	A-2
How to Buy Shares	A-3
How to Exchange Shares	A-4
How to Sell Shares	A-4
Additional Information on Selling Shares	A-6
How the Price of Your Shares Is Determined	A-7
How can I find out the Fund's NAV?	A-8
How do you determine what price I will get when I buy shares?	A-8
How do you determine what price I will get when I sell shares?	A-8
How is the value of securities held by the Fund determined?	A-8
Fund Statements and Reports	A-9
Dividends and Capital Gains	A-9
Taxes	A-9
Anti–Money Laundering	A-11
Rights Reserved by the Fund	A-11

For more information on:

• investing in the Fund,

• your account,

• the Fund's daily share price, or

• socially responsible investing,

call our Shareholder Services department toll-free at 1-800-582-6757. Shareholder Services representatives are available to take your call business days, 9 am - 5 pm, Eastern Time.

You may obtain the share price of the Fund 24 hours a day, 7 days a week, by using our automated telephone system.

Visit our website at www.domini.com.

Quick Reference

Ticker Symbol: DIEQX

Newspaper Listing: Dom Soc Inv-Inst Soc Eq

Account Statements are mailed monthly.

Trade Confirmations are sent after purchases and redemptions.

Annual and Semi-Annual Reports are mailed in late September and March, respectively.

Shareholder Manual

How to Open an Account

1.	Read this prospectus (and please keep it for future reference).

2.	Decide how much you want to invest.

The minimum initial investment is $2,000,000. The Fund, in its sole discretion, may permit purchases for lesser amounts.

3.	Decide whether to make your initial purchase by check or bank wire. Follow the simple instructions we've provided under "How to Buy Shares." Be sure to completely fill out and sign the Account Application.

If at any time you need assistance, please call 1-800-582-6757, business days, 9 am - 5 pm, Eastern Time.

Important Information about Procedures
for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, taxpayer identification number, and other information that will allow us to identify you.

What Is "Good Order"?

Purchase and sale requests must be in "good order" to be accepted by the Fund. To be in "good order" a request must include:

•	The Fund name

•	The account number

•	The funds for the purchase or the amount of the transaction (in dollars or shares) for the sale

•	Name, address, taxpayer identification number, and other information that will allow us to identify you.

•	The signatures of all owners exactly as registered on the account (for redemption requests by mail)

•	A Medallion Signature Guarantee if required (see page A-6)

•	Any supporting legal documentation that may be required

Shareholder Manual

How to Buy Shares

Mail the completed Account Application to:

Domini Funds
P.O. Box 9785
Providence, RI 02940

By Check

For your initial investment, include your check with the completed Account Application.

For subsequent investments, fill out the investment slip included with trade confirmations or account statements, or send a note with your check indicating the Fund name, the account number, and the dollar amount. Always be sure to include the account number on your check. If you need additional forms, please call 1-800-582-6757.

Your check must be in U.S. dollars drawn on a U.S. bank and be made payable to "Domini Funds."

IMPORTANT: For our mutual protection, the Fund cannot accept checks made payable to third parties.

By Bank Wire

For new accounts, please call 1-800-582-6757 to obtain an account number before wiring funds.

To establish wire privileges on an existing account, or for additional information about this service, please call 1-800-582-6757.

Wire your investment to:

Bank:	PNC Bank
ABA:	031000053
Acct Name:	Domini Social Investments
Acct #:	86-0690-5468
FBO:	Fund Name, Account Name, and Account Number at Domini Funds

Shareholder Manual

How to Exchange Shares

You may exchange all or a portion of your Fund shares into any other available Domini Fund. You may also deposit redemption proceeds into the Domini Money Market Account.® You may request an exchange by calling 1-800-582-6757, or in writing. All written requests must be signed by all owners.

For information on transferring assets from another mutual fund family, please call 1-800-582-6757.

Domini Money Market Account®

The Domini Money Market Account (DMMA) offered through ShoreBank is an FDIC-insured (up to certain limits) interest-bearing account with direct community development benefits. You may open and maintain a DMMA at no charge, and take advantage of free check-writing (with a $500 minimum per check) and easy transfers by telephone to and from your Domini Institutional Social Equity Fund account. A DMMA investment is subject to certain terms and conditions. Call 1-800-582-6757 or visit www.domini.com for more information. The rate of return for the DMMA will vary. The DMMA is available to individuals, trusts, and nonprofit organizations only. The Domini Institutional Social Equity Fund is not insured by the FDIC.

How to Sell Shares

You are free to sell all or part of your Fund shares at any time during New York Stock Exchange trading hours (generally business days, 9 am - 4 pm, Eastern Time). The Fund will send the proceeds from the sale to you or a third party that you have designated. (This may require a Medallion Signature Guarantee — see page A-6.)

Transactions are processed at the next determined share price after the Fund receives your sale request in good order.

IMPORTANT: Once a redemption order is placed, the transaction cannot be cancelled.

Shareholder Manual

You may sell (redeem) your shares in the Fund in the following ways:

In Writing

Mail written redemption requests to:

Domini Funds
P.O. Box 9785
Providence, RI 02940

Letters requesting redemptions must:

•	Specify the dollar amount or the number of shares to be sold, the Fund name and the account number

•	Be signed in exactly the same way the account is registered by all registered owners or authorized signers

Your redemption request may require a Medallion Signature Guarantee. Please see page A-6 for details.

By Telephone

To sell shares by telephone, call the Fund at 1-800-582-6757.

If you wish to receive your redemption by wire and have not already established wire privileges on your account, you must submit a wire redemption request in writing along with a Medallion Signature Guarantee. Please see page A-6 for details.

Please consider sending a written request to sell shares if you cannot reach the Fund by telephone.

Neither the Fund nor its transfer agent or distributor will be liable for any loss, liability, cost, or expense for acting on telephone instructions believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please contact the Fund if you wish to suspend telephone redemption privileges.

By Bank Wire

To establish wire redemption privileges on a new account, fill out the appropriate area on the Account Application and attach a voided check.

If you have not already established wire redemption privileges on your account, you must submit wire redemption requests in writing along with a Medallion Signature Guarantee. Please see page A-6 for details.

Shareholder Manual

Additional Information on Selling Shares

Signature Guarantees

You are required to obtain a Medallion Signature Guarantee from a participating institution for any of the following:

•	Sales (redemptions) exceeding $100,000

•	Written sales requests, regardless of amount, made within 30 days following any changes in account registration

•	Redemptions made to a third party or to an address other than the address for which the account is registered (unless already established on your account)

The following types of institutions may participate in the Medallion Signature Guarantee program:

•	Banks

•	Savings institutions

•	Credit unions

•	Broker-dealers

•	Other guarantors acceptable to the Fund and its transfer agent

The Fund and its transfer agent cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. There are different Medallion limits based on the amount of money being redeemed. Please ensure you obtain the proper Medallion. The Fund or its transfer agent may, at its option, request further documentation prior to accepting requests for redemptions.

Unusual Circumstances

The Fund reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In the event that the Fund suspends telephone redemption privileges, or if you have difficulty getting through on the phone, you will still be able to redeem your shares through the other methods listed above.

The Fund may postpone payment of redemption proceeds under either of these circumstances:

•	During any period in which the New York Stock Exchange is closed or in which trading is restricted

•	If the Securities and Exchange Commission determines that an emergency exists

Shareholder Manual

Large Redemptions

It is important that you call the Fund before you redeem any amount in excess of $500,000. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds — up to 7 days — if the amount to be redeemed will disrupt the Fund's operation or performance.

The Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

In an effort to protect the Fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the Fund, except upon approval of the Manager.

Market Timing

It is the policy of the Fund to seek to prevent, avoid, and detect excessive trading and market timing activities. Market timing is defined as any purchase or exchange in the Fund and subsequent redemption or exchange out of the Fund within a short period of time, in order to profit from short-term market movements. The Fund reserves the right to cancel any purchase or exchange order that involves (in the Manager's opinion) excessive trading or market timing upon notice to the shareholder.

How the Price of Your Shares Is Determined

The Fund determines its share price (or NAV, net asset value per share) at the close of regular trading on the New York Stock Exchange, normally 4 pm, Eastern Time, on each day the Exchange is open for trading. This calculation is made by deducting the amount of the Fund's liabilities (debts) from the value of its assets, and dividing the difference by the number of outstanding shares of the Fund.

Net Asset Value (NAV) =	Total Assets - Total Liabilities

Number of Shares Outstanding

To calculate the value of your investment, simply multiply the NAV by the number of shares of the Fund you own.

Shareholder Manual

How can I find out the Fund's NAV?

You may obtain the Fund's NAV 24 hours a day online at www.domini.com or by phone by calling 1-800-582-6757 from a touch-tone phone and accessing our automated telephone system.

Newspaper Listings: This information is also listed in the mutual fund listings of most major newspapers. The Fund is most commonly listed as:
Dom Soc Inv-Inst Soc Eq.

Monthly Statements: You will also receive this information monthly, on your account statement.

How do you determine what price I will get when I buy shares?

If your order is received by the Fund by 4 pm, Eastern Time, in good order, you will receive the NAV determined at the end of that day. See "What Is "Good Order"?" on page A-2.

The Fund may stop offering its shares for sale at any time and may reject any order for the purchase of its shares.

How do you determine what price I will get when I sell shares?

When you sell shares, you will receive the next share price that is calculated after your sale request is received by the Fund in good order. See "What Is 'Good Order'?" on page A-2. Please note that redemption requests received after the Fund's share price has been calculated, normally 4 pm, Eastern Time, will be processed at the next share price that is calculated by the Fund the next business day the Fund's share price is calculated.

The Fund will normally pay for the shares on the next day the New York Stock Exchange is open for trading, but in any event within 7 days. Please note that shares purchased by check will not be available for you to sell for up to 8 business days after purchase. The Fund may pay by check or, if you have completed the appropriate box on the Account Application, by wire transfer.

How is the value of securities held by the Fund determined?

The Fund typically uses market prices to value securities. However, when a market price is not available, or when the Fund has reason to believe that the price does not represent market realities, the Fund will value securities instead by using methods approved by the Fund's Board of Trustees. In such a case, the Fund's value for a security may be different from quoted market values.

Shareholder Manual

Each short-term obligation (with a remaining maturity of less than 60 days) is valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.

Fund Statements and Reports

Confirmation Statements

Statements confirming the trade date and the amount of your transaction are sent each time you buy, sell, or exchange shares. Confirmation statements are not sent for reinvested dividends. Always verify your transactions by reviewing your confirmation statement carefully for accuracy. Please report any discrepancies promptly to our Shareholder Services department at 1-800-582-6757.

Fund Financial Reports

The Fund's Annual Report is mailed in September, and the Fund's Semi-Annual Report is mailed in March. These reports include information about the Fund's performance, as well as a complete listing of the Fund's holdings.

Tax Statements

Each year we will send you a statement reporting the previous year's dividend and capital gains distributions and proceeds from the sale of shares, as required by the IRS. These are generally mailed in January.

Dividends and Capital Gains

The Fund pays to its shareholders substantially all of its net income in the form of dividends. Dividends from net income (excluding capital gains), if any, are typically paid quarterly (usually in March, June, September, and December). Any capital gain dividends are distributed annually in December.

You may elect to receive dividends either by check or in additional shares. Unless you choose to receive your dividends by check, all dividends will be reinvested in additional shares. In either case, dividends are normally taxable to you in the manner described below.

Taxes

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation and the status of your account under state and local laws.

Shareholder Manual

Taxability of Dividends

Each year the Fund will mail you a report of your dividends for the prior year and how they are treated for federal tax purposes. If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the dividends you receive from the Fund, whether you take the dividends in cash or reinvest them in additional shares. Noncorporate shareholders will be taxed at reduced rates on distributions designated by the Fund as "qualified dividend income." Dividends designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other dividends are generally taxable as ordinary income. Some dividends paid in January may be taxable to you as if they had been paid the previous December.

Buying a Dividend

Dividends paid by the Fund will reduce the Fund's net asset value per share. As a result, if you buy shares just before the Fund pays a dividend, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a dividend on which you may need to pay tax.

Taxability of Transactions

Anytime you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

IMPORTANT: By law, the Fund must withhold taxes, at the rate of 28%, from your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. The Fund may also be required to withhold if you fail to certify that you are not otherwise subject to backup withholding for failing to report income to the IRS, or otherwise violate IRS requirements.

Shareholder Manual

Anti–Money Laundering

As part of our required anti–money laundering program, we may ask you to provide various identification documents or other information when you open or make certain significant changes to your account. Until you provide the information or documents required, you may not be able to open an account or effect additional transactions.

Rights Reserved by the Fund

The Fund and its agents reserve the following rights:

•	To waive or lower investment minimums

•	To refuse any purchase or exchange order

•	To stop selling shares at any time

•	To cancel any purchase or exchange order (including, but not limited to, orders that involve (in the Manager's opinion) excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder

•	To implement additional policies designed to prevent excessive trading

•	To adopt policies requiring redemption of shares in certain circumstances

•	To freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur

•	To otherwise modify the conditions of purchase and any services at any time

•	To act on instructions believed to be genuine

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interests of the Fund.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

	Year Ended July 31,
	2003	2002	2001	2000	1999
For a share outstanding for the period:
Net asset value, beginning of period	$13.51	$18.53	$23.15	$21.50	$17.87
Income/(loss) from investment operations:
Net investment income	0.19	0.17	0.14	0.12	0.14
Net realized and unrealized gain/(loss) on investments	1.41	(4.28)	(4.14)	1.79	3.95
Total income/(loss) from investment operations	1.60	(4.11)	(4.00)	1.91	4.09
Less dividends and distributions:
Dividends to shareholders from net investment income	(0.21)	(0.16)	(0.12)	(0.12)	(0.14)
Distributions to shareholders from net realized gain	—	(0.75)	(0.50)	(0.14)	(0.32)
Total dividends and distributions	(0.21)	(0.91)	(0.62)	(0.26)	(0.46)
Net asset value, end of period	$14.90	$13.51	$18.53	$23.15	$21.50
Total return	12.05%	(23.05)%	(17.37)%	8.85%	23.12%
Portfolio turnover*	8%	13%	19%	9%	8%
Ratio/supplemental data (annualized):
Net assets, end of year (in millions)	$190	$243	$416	$463	$219
Ratio of expenses to average net assets	0.30% (1)	0.30% (1)	0.30% (1)	0.30% (1)	0.30% (1)
Ratio of net investment income to average net assets	1.24%	0.93%	0.69%	0.60%	0.75%

*	For the Portfolio in which the Fund invests.
(1)	Reflects a waiver of fees and expenses paid by the Manager of the Portfolio and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees and reimbursed expenses, the ratio of expenses to average net assets would have been 0.53%, 0.50%, 0.50%, 0.51%, and 0.56%, respectively, for the years ended July 31, 2003, 2002, 2001, 2000, and 1999, respectively.

Domini Social Investments,® Domini Social Equity Fund,® Domini Social Bond Fund,® Domini Institutional Social Equity Fund,SM Domini Money Market Account,® The Responsible Index Fund,® The Way You Invest Matters,® and domini.com® are registered service marks of Domini Social Investments LLC.

Domini 400 Social IndexSM is a service mark of KLD Research & Analytics, Inc. (KLD), which is used under license. KLD is the owner of the Domini 400 Social Index. KLD determines the composition of the Domini 400 Social Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund.

The Domini Institutional Social Equity Fund is not sponsored, endorsed, sold, or promoted by KLD Research & Analytics, Inc. (KLD). KLD makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. KLD has no obligation to take the needs of Domini Social Investments LLC or the shareholders of the Fund into consideration in determining, composing, or calculating the Domini 400 Social Index. KLD is not responsible for and has not participated in the management of the Fund or the distribution of the shares of the Fund. KLD has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

KLD DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN, AND KLD SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. KLD MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DOMINI SOCIAL INVESTMENTS LLC, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. KLD MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL KLD HAVE ANY LIABILITY FOR ANY SPECIAL PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

For Additional Information

Annual and Semi-Annual Reports

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. These reports include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, as well as a complete listing of the Fund's holdings. They are available by mail from Domini Social Investments, or online at www.domini.com.

Statement of Additional Information

The Fund's Statement of Additional Information contains more detailed information about the Fund and its management and operations. The Statement of Additional Information is incorporated by reference into this prospectus and is legally part of it. It is available by mail from Domini Social Investments.

Proxy Voting and Social and Environmental Criteria

Visit www.domini.com for more complete information about Domini Social Investments' proxy voting policies and procedures, to view the Domini Institutional Social Equity Fund's current proxy voting decisions, to learn more about the firm's shareholder activism program, and for extensive information about the social and environmental criteria used to maintain the Domini 400 Social Index.SM

Contact Domini

To make inquiries about the Fund or obtain copies of any of the above free of charge, call 1-800-582-6757 or write to:

Domini Social Investments

P.O. Box 9785

Providence, RI 02940

Website: To learn more about the Fund or about socially responsible investing, visit us online at www.domini.com.

Securities and Exchange Commission

Information about the Fund (including the Statement of Additional Information) is available on the EDGAR database on the SEC's website, www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. You may also visit the SEC's Public Reference Room in Washington, D.C. For more information about the Public Reference Room you may call the SEC at 1-202-942-8090.

File No. 811-7599

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 28, 2003

                     DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

TABLE OF CONTENTS                                                           PAGE

1.   The Fund.............................................................    2

2.   Investment Objective; Information Concerning Fund
     Structure; Investment Policies; Proxy Voting Policies; Investment
     Restrictions.........................................................    2

3.   Performance Information..............................................   11

4.   Determination of Net Asset Value; Valuation of Portfolio

         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the
Fund's Prospectus dated November 28, 2003, as amended from time to time. This
Statement of Additional Information should be read in conjunction with the
Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 32 hereof. These financial statements can be found in the Fund's Annual Report to Shareholders. An investor may obtain copies of the Fund's Prospectus and Annual Report without charge from Domini
Social Investments by calling (800) 582-6757 or online at www.domini.com.

         This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus.

                                      -2-

                                   1. THE FUND

         The Domini Institutional Social Equity Fund (the "Fund") is a no-load, diversified, open-end management investment company. The Fund is a series of shares of beneficial interest of Domini Institutional Trust (the "Trust"), which was organized as a business trust under the laws of the Commonwealth of
Massachusetts on April 1, 1996 and commenced operations on May 30, 1996. The
Trust offers to buy back (redeem) shares of the Fund from its shareholders at any time at net asset value. References in this Statement of Additional
Information to the "Prospectus" are to the current Prospectus of the Fund, as amended or supplemented from time to time.

         Domini Social Investments LLC ("Domini"), the Fund's sponsor (the
"Sponsor"), supervises the overall administration of the Fund. The Board of
Trustees provides broad supervision over the affairs of the Fund. Shares of the
Fund are continuously sold by DSIL Investment Services LLC, the Fund's distributor ("DSILD" or the "Distributor"). The minimum initial investment is
$2,000,000. An investor should obtain from Domini, and should read in conjunction with the Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed.

         The Fund seeks to achieve its investment objective by investing all its assets in the Domini Social Index Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. Domini is the Portfolio's investment manager (the "Manager"). SSgA
Funds Management, Inc. is the Portfolio's investment submanager ("SSgA" or the
"Submanager"). The Submanager manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objective and policies. KLD
Research & Analytics, Inc. ("KLD") determines the composition of the Domini 400
Social Index(SM) (the "Index"). Domini 400 Social Index(SM) is a service mark of
KLD which is licensed to Domini with the consent of Amy L. Domini (with regard to the word "Domini"). KLD is the owner of the Index but is not the manager of the Fund or the Portfolio. Pursuant to agreements among KLD, Domini, Amy L.
Domini, and each of the Trust and the Portfolio, the Trust and the Portfolio may
be required to discontinue KLD's service mark if (a) Domini ceases to be the
Manager of the Portfolio, (b) Ms. Domini or Domini withdraws her or its consent to the use of the word "Domini," or (c) the license agreement between KLD and
Domini is terminated.

                            2. INVESTMENT OBJECTIVE;
                     INFORMATION CONCERNING FUND STRUCTURE;
       INVESTMENT POLICIES; PROXY VOTING POLICIES; INVESTMENT RESTRICTIONS

                              INVESTMENT OBJECTIVE

         The Fund seeks to provide its shareholders with long-term total return that matches the performance of the Domini 400 Social Index(SM), an index made up of the stocks of 400 companies selected using social and environmental criteria.

         The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but not without written notice thereof to shareholders 30 days prior to implementing the change. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial positions and needs. The investment objective of the Portfolio may also be changed without the approval of the investors in the Portfolio, but not without written notice thereof to the investors in the Portfolio (and notice by the Fund to its shareholders) 30 days prior to implementing the change. There can, of course, be no assurance that the investment objective of either the Fund or the Portfolio will be achieved.

                                      -3-

                      INFORMATION CONCERNING FUND STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions as the Fund and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Investors in the Fund should be aware that differences in sales commissions and operating expenses may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the
Portfolio is available from the Manager at 212-217-1100.

         Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the
Portfolio may become less diverse, resulting in increased portfolio risk. This possibility also exists for traditionally structured funds which have large or institutional investors. Also, funds with a greater pro rata ownership in the
Portfolio could have effective voting control of the operations of the
Portfolio. Subject to exceptions that are not inconsistent with applicable rules or policies of the Securities and Exchange Commission (the "SEC"), whenever the
Fund is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objective, policies, or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) from the Portfolio. If securities are distributed, the Fund could incur brokerage, tax, or other charges in converting the securities to cash. In addition, the distribution "in kind" may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other potential means for meeting shareholder redemption requests, such as borrowing.

         The Board of Trustees believes that the aggregate per share expenses of the Fund and the Portfolio are less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment manager and an investment submanager and invested directly in the types of securities being held by the Portfolio.

         The Trust may withdraw the Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund's shareholders to do so. The Fund may realize taxable income as the result of receiving a distribution of cash in connection with a withdrawal of its investment from the Portfolio. In addition, any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) from the Portfolio. If securities are distributed, the Fund may incur brokerage, tax, or other charges in converting the securities to cash. The Fund may also realize taxable income as the result of receiving an "in kind" distribution in connection with any such withdrawal or as the result of contributing securities it receives from the Portfolio to another pooled investment entity. Upon any such withdrawal, the Board of
Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retention of an

                                      -4-

investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. In the event the
Trustees of the Trust were unable to find a substitute investment company in which to invest the Fund's assets and were unable to secure directly the services of an investment manager and investment submanager, the Trustees would seek to determine the best course of action.

                               INVESTMENT POLICIES

         The following supplements the information concerning the Fund's and the
Portfolio's investment policies contained in the Prospectus and should only be read in conjunction therewith. References to the Portfolio, include the Fund, and references to the Fund include the Portfolio, unless in either case the context otherwise requires.

         INDEX INVESTING: The Portfolio is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Index. Moreover, inclusion of a stock in the Index does not imply an opinion by KLD, the Manager, or the Submanager as to the merits of that specific stock as an investment. Because the Portfolio seeks to track, rather than exceed, the performance of a particular index, investors should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth. However, KLD and the Manager believe that enterprises which exhibit a social awareness, based on the criteria described in the
Prospectus, should be better prepared to meet future societal needs for goods and services and may also be less likely to incur certain legal liabilities that may be incurred when a product or service is determined to be harmful, and that such enterprises should over the longer term be able to provide a positive return to investors.

         The Portfolio intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Portfolio, and the extent of the correlation of the holdings of the Portfolio with the Index, will reflect the
Submanager's judgment as to the appropriate balance between the goal of correlating the holdings of the Portfolio with the composition of the Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of interests in the Portfolio. To the extent practicable, the Portfolio will seek a correlation between the weightings of securities held by the Portfolio and the weightings of the securities in the
Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation.
To the extent practicable, the Portfolio will attempt to be fully invested. The ability of the Fund to duplicate the performance of the Index by investing in the Portfolio will depend to some extent on the size and timing of cash flows into and out of the Fund and the Portfolio as well as the Fund's and the
Portfolio's expenses.

         The Board of Trustees will receive and review, at least quarterly, a report prepared by the Submanager comparing the performance of the Portfolio with that of the Index and comparing the composition and weighting of the
Portfolio's holdings with those of the Index. The Trustees will consider what action, if any, should be taken in the event of a significant variation between the performance of the Portfolio and that of the Index, or between the composition and weighting of the Portfolio's securities holdings with those of the stocks comprising the Index. If the correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Index falls below 0.95, the Board of Trustees will review with the Submanager methods for increasing such correlation, such as through adjustments in securities holdings of the Portfolio.

         In selecting stocks for inclusion in the Index, KLD evaluated, in accordance with the social criteria described in the Prospectus, each of the companies the stocks of which comprise the Standard & Poor's 500 Index (the "S&P
500"). If a company whose stock was included in the S&P 500 met KLD's

                                      -5-

social criteria and met KLD's further criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover, it was included in the Index. As of July 31, 2003, of the 500 companies whose stocks comprised the S&P 500, approximately 49% were included in the Index. The remaining stocks comprising the Index (i.e., those which are not included in the
S&P 500) were selected based upon KLD's evaluation of the social criteria described in the Prospectus, as well as upon KLD's criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. A company which is not included in the S&P 500 may be included in the Index primarily in order to afford representation to an industry sector which would otherwise be under-represented in the Index. Because of the social criteria applied in the selection of stocks comprising the Index, industry sector weighting in the Index may vary materially from the industry weightings in other stock indexes, including the S&P 500, and certain industry sectors will be excluded altogether. KLD may exclude from the Index stocks issued by companies which are in bankruptcy or whose bankruptcy KLD believes may be imminent. KLD may also remove from the Index stocks issued by companies which no longer meet its investment criteria.

         The weightings of stocks in the Index are based on each stock's relative total market capitalization (i.e., market price per share times the number of shares outstanding). Because of this weighting, as of July 31, 2003 approximately 29.44% and 44.52% of the Index was composed of the 10 largest and
20 largest companies, respectively, in the Index.

         The component stocks of the S&P 500 are chosen by Standard & Poor's
Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange
(the "NYSE") common stock population, taken as the assumed model for the composition of the total market. Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500 does not comprise the 500 largest companies listed on the NYSE. Not all stocks included in the S&P 500 are listed on the NYSE. Inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment, nor is
S&P a sponsor of or otherwise affiliated with the Fund or the Portfolio.

         CONCENTRATION: It is a fundamental policy of the Portfolio and the Fund that neither the Portfolio nor the Fund may invest more than 25% of the total assets of the Portfolio or the Fund, respectively, in any one industry, although the Fund will invest all of its assets in the Portfolio, and the Portfolio may and would invest more than 25% of its assets in an industry if stocks in that industry were to comprise more than 25% of the Index. Based on the current composition of the Index, this is considered highly unlikely. If the Portfolio were to concentrate its investments in a single industry, the Portfolio and the
Fund would be more susceptible to any single economic, political or regulatory occurrence than would be another investment company which was not so concentrated.

         ILLIQUID INVESTMENTS: Each of the Portfolio and the Fund may invest up to 15% of its net assets in illiquid securities, or securities for which there is no readily available market. The absence of a trading market may make it difficult to establish a market value for illiquid securities. It may be difficult or impossible for the Portfolio or the Fund to sell illiquid securities at the desired time and at an acceptable price.

         RULE 144A SECURITIES: The Portfolio may invest in certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. The Portfolio has no current intention to invest in these securities.

                                      -6-

         One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight.

         To the extent that liquid Rule 144A securities that the Portfolio holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Portfolio's assets invested in illiquid assets would increase. The Manager and the Submanager will monitor the
Portfolio's investments in Rule 144A securities and will consider appropriate measures to enable the Portfolio to maintain sufficient liquidity for operating purposes and to meet redemption requests.

         REPURCHASE AGREEMENTS: The Portfolio may invest in repurchase agreements that are fully collateralized by securities in which the Portfolio may otherwise invest. A repurchase agreement involves the purchase of a security that must later be sold back to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the NYSE (or a subsidiary thereof)) at an agreed time (usually not more than seven days from the date of purchase) and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Portfolio may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, the Fund could experience a loss.

         NON-U.S. INVESTMENTS: The Portfolio may invest in stocks of foreign issuers included in the Index (provided that the stocks are traded in the United
States in the form of American Depositary Receipts, as described below, or similar instruments the market for which is denominated in United States dollars). Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the Portfolio's investments, the effect may be to reduce the income received by the Portfolio on such investments.

         The Portfolio may hold securities of non-U.S. issuers in the form of
American Depositary Receipts ("ADRs"). Generally, ADRs in registered form are designed for use in U.S. securities markets. ADRs are denominated in U.S.
dollars and represent an interest in the right to receive securities of non-U.S.
issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers.
However, by investing in ADRs rather than directly in equity securities of
non-U.S. issuers, the Portfolio will avoid currency risks during the settlement period for either purchases or sales. For purposes of the Portfolio's investment policies, investments in ADRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The
Portfolio may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Portfolio invests in such unsponsored depositary receipts there may be an increased possibility that the Portfolio may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights

                                      -7-

offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

         LOANS OF SECURITIES: Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the
SEC, the Portfolio may make loans of its securities to brokers, dealers, or other financial institutions, provided that (a) the loan is secured continuously by collateral, consisting of securities, cash, or cash equivalents, which is marked to the market daily to ensure that each loan is fully collateralized at all times, (b) the Portfolio may at any time call the loan and obtain the return of the securities loaned within three business days, (c) the Portfolio will receive any interest or dividends paid on the securities loaned, and (d) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Portfolio.

         The Portfolio will earn income for lending its securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         In connection with lending securities, the Portfolio may pay reasonable finders, administrative, and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Portfolio, the
Manager, or the Submanager.

         OPTIONS ON SECURITIES: Although it has no current intention to do so, the Portfolio may in the future enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Portfolio or possible declines in the value of securities which are expected to be sold by the Portfolio. Generally, the Portfolio would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.

         The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

         Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Portfolio would establish an option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio.

         Transactions by the Portfolio in options on securities will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Portfolio may write or purchase may be affected by

                                      -8-

options written or purchased by other investment advisory clients of Domini or the Submanager. An exchange, board of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

         SHORT SALES: Although it has no current intention to do so, the
Portfolio may make short sales of securities or maintain a short position, if at all times when a short position is open the Portfolio owns an equal amount of such securities, or securities convertible into such securities.

         CASH RESERVES: The Portfolio may invest cash reserves in short-term debt securities (i.e., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements, provided that the issuer satisfies certain social criteria. The Portfolio does not currently intend to invest in direct obligations of the United States government. Short-term debt securities purchased by the Portfolio will be rated at least Prime-1 by Moody's Investors
Service, Inc. or A-1+ or A-1 by S&P or, if not rated, determined to be of comparable quality by the Portfolio's Board of Trustees. The Portfolio's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks comprising the Index and in order to meet anticipated redemption requests.

                            -------------------------

         The approval of the Fund and of the other investors in the Portfolio is not required to change the investment objective or any of the non-fundamental investment policies discussed above, including those concerning security transactions.

                              PROXY VOTING POLICIES

         The Fund has adopted proxy voting policies and procedures to ensure that all proxies for securities held by that Fund are cast in the best interests of the Fund's shareholders. Because the Fund has a fiduciary duty to vote all shares in the best interests of its shareholders, the Fund votes proxies after considering its shareholders' financial interests and social objectives. The proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of Fund shareholders by isolating the proxy voting function from any potential conflicts of interest. In most instances, votes are cast according to pre-determined policies, and potential conflicts of interest cannot influence the outcome of voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where votes may vary from pre-determined policies. Certain procedures have been adopted to ensure that conflicts of interest in such circumstances are identified and appropriately addressed. The Board of Trustees of the Domini
Funds has delegated the responsibility to vote proxies for the Fund to Domini.
More details about the Domini Fund's proxy voting guidelines and Domini's proxy voting policies and procedures, including procedures adopted by Domini to address any potential conflicts of interest, are provided in the complete Proxy
Voting Policies and Procedures in Appendix A.

         All proxy votes cast for the Domini Funds are posted to Domini's website on an ongoing basis over the course of the year. After August 31, 2004, an annual record of all proxy votes cast for the Fund during the most recent
12-month period ended June 30 can be obtained, free of charge, at
www.domini.com, and on the Securities and Exchange Commission's website at
www.sec.gov.

                                      -9-

                             INVESTMENT RESTRICTIONS

         FUNDAMENTAL RESTRICTIONS: The Fund and the Portfolio have each adopted the following policies which may not be changed without approval by holders of a
"majority of the outstanding voting securities" (as defined in the Investment
Company Act of 1940, as amended the "1940 Act")) of the Fund or the Portfolio, respectively, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities"
of the Fund or the Portfolio, respectively, present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund or the
Portfolio, respectively, are present or represented by proxy, or (ii) more than
50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act except that each Fund shareholder will have one vote for each dollar of net asset value.

         Except as described below, whenever the Trust is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of the shareholders of the Fund and will cast its vote proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of shareholders of the Fund with respect to (a) any proposal relating to the
Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nevertheless be voted on by the Trustees of the
Trust.

         Neither the Fund nor the Portfolio may:

         (1) borrow money if such borrowing is specifically prohibited by the
1940 Act or the rules and regulations promulgated thereunder;

         (2) make loans to other persons if such loans are prohibited by the
1940 Act or the rules and regulations promulgated thereunder;

         (3) invest more than 25% of its assets in any one industry except that
(a) all or any portion of the assets of the Fund or the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act and (b) if an investment objective or strategy of the Fund or the
Portfolio is to match the performance of an index and the stocks in a single industry comprise more than 25% of such index, the Fund or the Portfolio, as applicable, may invest more than 25% of its assets in that industry;

         (4) purchase or sell real estate or interests in oil, gas or mineral leases in the ordinary course of business (each of the Fund and the Portfolio reserves the freedom of action to hold and to sell real estate acquired as the result of the ownership of securities by the Fund or the Portfolio, as applicable);

         (5) purchase or sell commodities or commodities contracts in the ordinary course of business (the foregoing shall not preclude the Fund or the
Portfolio from purchasing or selling futures contracts or options thereon);

         (6) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund or the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under

                                      -10-

such Act, and except insofar as either the Fund or the Portfolio may technically be deemed an underwriter under the 1933 Act, in selling a security; or

         (7) issue any senior security (as that term is defined in the 1940 Act)
if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

         In addition, as a matter of fundamental policy, each of the Fund and the Portfolio will invest all of its investable assets in (a) securities and instruments that meet social criteria, (b) one or more investment companies that apply social criteria in selecting securities and instruments, (c) cash, and (d)
any combination of the foregoing.

         NON-FUNDAMENTAL RESTRICTIONS: The following policies are not fundamental and may be changed with respect to the Fund by the Fund without approval of the Fund's shareholders or with respect to the Portfolio by the
Portfolio without the approval of the Fund or its other investors. The Fund will comply with the state securities laws and regulations of all states in which it is registered.

         Neither the Fund nor the Portfolio will as a matter of operating policy:

         (1) purchase puts, calls, straddles, spreads, and any combination thereof if the value of its aggregate investment in such securities will exceed
5% of the Fund's or the Portfolio's, as applicable, total assets at the time of such purchase;

         (2) invest more than 15% of the net assets of the Fund or the
Portfolio, as applicable, in illiquid securities, except that each of the Fund and the Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder;

         (3) as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's or the
Portfolio's total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by (a) the United States, (b) any state or political subdivision thereof, (c) any political subdivision of any such state, or (d) any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state), provided that, for purposes of this restriction, (i) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (ii) each of the Fund and the Portfolio may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act; or

         (4) as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund or the Portfolio, as applicable, provided that, for purposes of this restriction, (a) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (b) each of the Fund and the
Portfolio may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

         As a non-fundamental policy, the DOMINI INSTITUTIONAL SOCIAL EQUITY
FUND will, under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in equity securities and related investments with similar economic characteristics. Shareholders in the Domini Institutional
Social Equity Fund will be provided with at least 60 days' prior notice of any change in the non-fundamental policy set forth in this paragraph.

                                      -11-

         In addition, as a non-fundamental policy, the PORTFOLIO will, under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in securities of companies included in the Domini 400 Social
Index(SM) and related investments with similar economic characteristics. The
Portfolio will provide its investors, including the Domini Institutional Social
Equity Fund, with at least 60 days' prior notice of any change in the non-fundamental policy set forth in this paragraph.

         PERCENTAGE AND RATING RESTRICTIONS: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a subsequent change in circumstances will not be considered a violation of policy; provided that if at any time the ratio of borrowings of the Fund or the Portfolio to the net asset value of the Fund or the Portfolio, respectively, exceeds the ratio permitted by Section 18(f) of the
1940 Act, the Fund or the Portfolio as the case may be, will take the corrective action required by Section 18(f).

                           3. PERFORMANCE INFORMATION

         Performance information concerning the Fund may from time to time be used in advertisements, shareholder reports, or other communications to shareholders. The Fund may provide its period, annualized, and before- and after-tax average annual "total rates of return." The "total rate of return"
refers to the change in the value of an investment over a stated period based on any change in net asset value per share and includes the value of any shares purchasable with any dividends or capital gains declared during such period.
Period total rates of return may be "annualized." An average "annualized" total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return will be slightly higher than a period total rate of return if the period is shorter than one year, because of the effect of compounding. Average annual total return figures represent the average annual percentage change over the specified period.

         The Trust will calculate the Fund's total rate of return for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii)
the public offering price per share (i.e., net asset value) on the first day of such period and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

         Average annual total return is a measure of the Fund's performance over time. It is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. The average annual total return quotation is computed in accordance with the following standardized method prescribed by SEC rules: P(1 + T)n = ERV

         Where:     P        =     a hypothetical initial investment of $1,000.
                    T        =     average annual total return.
                    n        =     number of years.
                    ERV      =     ending redeemable value of a hypothetical
                                   $1,000 investment made at the
                                   beginning of a 1-, 5-, or 10-year
                                   period at the end of a 1-, 5-, or
                                   10-year period (or fractional
                                   portion thereof), assuming
                                   reinvestment of all dividends and
                                   distributions.

                                      -12-

         The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. In computing average annual total return figures, all Fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's service agent are not included.
Of course, any such fees will reduce the shareholder's net return on investment.
Average annual total return figures are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices.

         After-Tax Average Annual Total Returns

         After-tax returns are calculated using the highest individual marginal federal income tax rates, which may vary over the measurement period and which will take into account the character of the distribution or disposition proceeds, as applicable, as a return of capital, ordinary income, "qualified dividend income," or short-term or long-term capital gain. After-tax returns do not reflect the impact of state or local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Actual after-tax returns depend on your individual situation and may differ from those shown here. After-tax returns shown below are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of Fund shares assume a complete redemption of the hypothetical investment at the end of the applicable measuring periods and that the shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholder may deduct the capital losses in full. To the extent the Fund uses such information, it will be calculated according to the following formulas:

         Average Annual Total Return (after taxes on distributions):
P(1 + T)n = ATV(D)

         Where:      P        =     a hypothetical initial payment of $1,000.
                     T        =     average annual total return (after taxes on
                                    distributions).
                     n        =     number of years.
                     ATVD           = ending value of a hypothetical
                                    $1,000 investment made at the
                                    beginning of the 1-, 5-, or 10-year
                                    period at the end of the 1-, 5-, or
                                    10-year period (or fractional
                                    portion thereof), after taxes on
                                    fund distributions but not after
                                    taxes on redemption.

         Average Annual Total Return (after taxes on distributions and redemption): P(1 + T)n= ATVDR

         Where:      P          =      a hypothetical initial payment of $1,000.
                     T          =      average total return (after taxes on
                                       distributions and redemption).
                     n          =      number of years.
                     ATVDR             = ending value of a hypothetical
                                       $1,000 investment made at the
                                       beginning of the 1-, 5-, or 10-year
                                       period at the end of the 1-, 5-, or
                                       10-year period (or fractional
                                       portion thereof), after taxes on
                                       fund distributions and redemption.

                                      -13-

         Set forth below is average annual total return information for shares of the Fund for the periods indicated, assuming that capital gains distributions, if any, were reinvested.

AVERAGE ANNUAL TOTAL RETURNS (BEFORE TAXES)

                                                                               Average Annual Total Returns
                                Period                                                (before taxes)
                                ------                                                --------------

                     One year ended July 31, 2003                                         12.05%
                    Five years ended July 31, 2003                                        -0.92%
      May 30, 1996 (commencement of operations) to July 31, 2003                           8.06%

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)

                                                                                 Average Annual Total Returns
                                 Period                                         (after taxes on distributions)
                                 ------                                         ------------------------------

                      One year ended July 31, 2003                                          11.39%
                     Five years ended July 31, 2003                                         -1.87%
       May 30, 1996 (commencement of operations) to July 31, 2003                            7.01%

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

                                                                             Average Annual Total Returns (after
                                                                             -----------------------------------
                                 Period                                     taxes on distributions and redemption)
                                 ------                                     --------------------------------------

                      One year ended July 31, 2003                                          7.75%
                     Five years ended July 31, 2003                                        -1.30%
       May 30, 1996 (commencement of operations) to July 31, 2003                           6.36%

         SINCE THE FUND'S AVERAGE ANNUAL TOTAL RETURN QUOTATIONS ARE BASED ON
HISTORICAL EARNINGS AND SINCE RATES OF RETURN FLUCTUATE OVER TIME, THESE
QUOTATIONS SHOULD NOT BE CONSIDERED AS AN INDICATION OR REPRESENTATION OF THE
FUTURE PERFORMANCE OF THE FUND.

         Total rate of return information with respect to the Index will be computed in the same fashion as set forth above with respect to the Fund, except that for purposes of this computation an investment will be assumed to have been made in a portfolio consisting of all of the stocks comprising the Index weighted in accordance with the weightings of the stocks comprising the Index.
Performance information with respect to the Index will not take into account brokerage commission and other transaction costs which will be incurred by the
Portfolio.

         From time to time the Trust may also quote data and fund rankings from various sources, such as Lipper Analytical Services, Inc., Morningstar, Inc.,
Wiesenberger, Money Magazine, The Wall Street Journal, Kiplinger's Personal
Finance Magazine, Smart Money Magazine, Business Week, and The New York Times,
and may compare its performance to that of the Index and various other unmanaged securities indexes, such as the S&P 500 and the Dow Jones Industrial Average.
Standard & Poor's(TM), S&P(TM), and Standard & Poor's 500(TM) are trademarks of
The McGraw-Hill Companies, Inc.

                      4. DETERMINATION OF NET ASSET VALUE;
                        VALUATION OF PORTFOLIO SECURITIES

         The net asset value of each share of the Fund is determined each day on which the NYSE is open for trading ("Fund Business Day"). As of the date of this
Statement of Additional Information, the NYSE

                                      -14-

is open for trading every weekday except in an emergency and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and
Christmas Day. This determination of net asset value of shares of the Fund is made once during each such day as of the close of the NYSE by dividing the value of the Fund's net assets (i.e., the value of its investment in the Portfolio and any other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made.
Purchases and redemptions will be effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order deemed to be in good order. See "Shareholder Manual" in the Prospectus.

         The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Fund determines its net asset value per share. The net asset value of the Fund's investment in the Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities.

         Securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the "NOCP"). If an NOCP is not
available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Options and futures contracts are normally valued at the settlement price on the exchange on which they are traded.

         Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Portfolio's Manager or Submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of
Trustees or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

         Short-term obligations with remaining maturities of less than 60 days are valued at amortized cost, which constitutes fair value as determined by the
Board of Trustees of the Portfolio. Amortized cost involves valuing an instrument at its original cost to the Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         Portfolio securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Board of Trustees.

         A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the
Portfolio's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Portfolio could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment, (b) the nature and duration of restrictions on disposition of the securities, and (c) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial

                                      -15-

statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         Interest income on short-term obligations held by the Portfolio is determined on the basis of interest accrued less amortization of premium.

         Shares may be purchased directly from the Distributor.

         The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders and has authorized these brokers to designate intermediaries to accept such orders. The Fund will be deemed to have received such an order when an authorized broker or its designee accepts the order.
Orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or designee. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

                   5. MANAGEMENT OF THE FUND AND THE PORTFOLIO

         The management and affairs of the Trust and the Fund are supervised by the Trust's Board of Trustees under the laws of the Commonwealth of
Massachusetts. The management and affairs of the Portfolio are supervised by the
Portfolio's Board of Trustees under the laws of the State of New York.

         The Trustees and officers of the Trust and the Portfolio, their ages, their principal occupations during the past five years (including directorships), and the number of investment companies in the Domini fund complex that the Trustees oversee are set forth below. Their titles may have varied during that period. Each Trustee holds office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.
No Trustee or officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

         Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Fund and the Trust. Each Trustee
and officer of the Trust noted as an "interested" person is interested by virtue of his or her position with Domini as described in the table below. Unless otherwise indicated below, the address of each Trustee and officer is 536
Broadway, 7th Floor, New York, New York 10012.

                                      -16-

              TRUSTEES AND OFFICERS OF THE TRUST AND THE PORTFOLIO

                            POSITION(S) HELD
                           WITH THE TRUST AND                                                      NUMBER OF FUNDS AND
                           THE PORTFOLIO AND                                                      PORTFOLIOS IN DOMINI
                             LENGTH OF TIME     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND       FUND COMPLEX
      NAME AND AGE               SERVED                     OTHER DIRECTORSHIPS HELD               OVERSEEN BY TRUSTEE+
------------------------- --------------------- ------------------------------------------------- ----------------------
INTERESTED TRUSTEE:
Amy L. Domini*            Chair, President,     President and CEO, Domini (since 2002);                     4
Age: 53                   and Trustee of the    Manager, Domini (since 1997); Manager, DSILD
                          Trust since 1996      (since 1998); Private Trustee, Loring, Wolcott
                                                & Coolidge (fiduciary) (since 1987); CEO,
                          Chair, President,     Secretary, and Treasurer, KLD Research &
                          and Trustee of the    Analytics, Inc. (social research provider)
                          Portfolio since       (1990-2000); Trustee, New England Quarterly
                          1990                  (periodical) (since 1998); Board
                                                Member, Social Investment Forum
                                                (trade organization)
                                                (1995-1999); Trustee, Episcopal
                                                Church Pension Fund (since
                                                1994); Board Member, Financial
                                                Markets Center (nonprofit
                                                financial markets research and
                                                education resources provider)
                                                (since 2002).

DISINTERESTED TRUSTEES:
Julia Elizabeth Harris    Trustee of the        Trustee, Fiduciary Trust Company (financial                 4
Age: 55                   Trust and the         institution) (since 2001); Vice President, UNC
                          Portfolio since       Partners, Inc. (financial management) (since
                          1999                  1990); Director and Treasurer, Boom Times, Inc.
                                                (membership organization) (1997-1999).

Kirsten S. Moy            Trustee of the        Director, Economic Opportunities Program, The               4
Age: 56                   Trust and the         Aspen Institute (research and education) (since
                          Portfolio             2001); Board Member, Community Reinvestment Fund
                          since 1999            (since 2003); Consultant,
                                                Equitable Life/AXA (1998-2001);
                                                Project Director, Community
                                                Development Innovation and
                                                Infrastructure Initiative
                                                (research) (1998-2001); Group
                                                Leader, Financial Innovations
                                                Roundtable (research)
                                                (2000-2001); Consultant, Social
                                                Investment Forum (trade
                                                association) (1998);
                                                Distinguished Visitor, John D.
                                                and Catherine T. MacArthur
                                                Foundation (1998).

                                      -17-

William C. Osborn         Trustee of the        Manager, Commons Capital Management LLC                     4
Age: 59                   Trust and the         (venture capital) (since 2000); Special
                          Portfolio             Partner/Consultant,
                          since 1997            Arete Corporation (venture
                                                capital) (since 1999);
                                                Principal/Manager, Venture
                                                Investment Management Company
                                                LLC (venture capital)
                                                (1996-1999); Director, World
                                                Power Technologies, Inc. (power
                                                equipment production) (since
                                                1999); Director, Investors'
                                                Circle (socially responsible
                                                investor network) (since 1999).

Karen Paul                Trustee of the        Professor, Catholic University of Bolivia                   4
Age: 59                   Trust and the         (2003); Fulbright Fellow, U.S. Department of
                          Portfolio             State (2003); Professor of Management
                          since 1997            and International Business, Florida
                                                International University (since
                                                1990); Partner, Trinity
                                                Industrial Technology
                                                (1997-2002); Executive Director,
                                                Center for Management in the
                                                Americas (1997-2002).

Gregory A. Ratliff        Trustee of the        Consultant (self-employed) (since 2002); Senior             4
Age: 43                   Trust and the         Fellow, The Aspen Institute (research and
                          Portfolio since 1999  education) (2002); Director, Economic
                                                Opportunity, John D. and Catherine T. MacArthur
                                                Foundation (1997-2002).

Frederick C.              Trustee of the        State Historic Preservation Officer (state                  4
Williamson, Sr.           Trust since 1997      government) (since 1969); Treasurer and
Age: 88                                         Trustee, RIGHA Foundation (charitable
                          Trustee of the        foundation supporting healthcare needs) (since
                          Portfolio since 1990  1994); Chairman, Rhode Island Historical
                                                Preservation and Heritage
                                                Commission (state government)
                                                (since 1995); Treasurer, Rhode
                                                Island Black Heritage Society
                                                (nonprofit education) (since
                                                1984); Trustee, National Park
                                                Trust (nonprofit land
                                                acquisition) (since 1983); Board
                                                of Directors, Grow Smart Rhode
                                                Island (nonprofit state
                                                planning) (since 1998);
                                                President's Advisory Board -
                                                Salve Regina University,
                                                Newport, RI (since 1999); Board
                                                Member, Preserve Rhode Island
                                                (nonprofit preservation) (since
                                                1999); Advisor, National Parks
                                                and Conservation Association
                                                (1997-2001).

OFFICERS:
Adam M. Kanzer*           Chief Legal Officer   General Counsel and Director of Shareholder                N/A
Age: 37                   of the Trust and      Advocacy, Domini (since 1998).
                          the Portfolio since
                          2003

                                      -18-

Carole M. Laible*         Secretary and         Chief Operating Officer, Domini (since 2002);              N/A
Age: 40                   Treasurer of the      Financial/Compliance Officer, Domini
                          Trust and the         (1997-2003); President and CEO, DSILD
                          Portfolio since       (since 2002); Chief Compliance Officer,
                          1997                  DSILD (since 2001); Chief Financial Officer,
                                                Secretary, and Treasurer, DSILD (since 1998).

Steven D. Lydenberg*      Vice President of     Chief Investment Officer, Domini (since 2003);             N/A
Age: 58                   the Trust and the     Member, Domini (since 1997); Director, KLD
                          Portfolio since 1990  Research & Analytics, Inc. (social research provider) (1990-2003); Director of Research,
                                                KLD Research & Analytics, Inc. (1990-2001).

                                   COMMITTEES

         The Board of Trustees of the Trust has a standing Audit Committee composed of all of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee met twice during the
Fund's last fiscal year to review the internal and external accounting procedures of the Fund and, among other things, to consider the selection of independent certified public accountants for the Fund, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.

         The Board of Trustees also has a standing Nominating Committee. All of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act are members of the Nominating Committee. The Nominating Committee
is responsible for, among other things, recommending candidates to fill vacancies on the Board of Trustees. The Nominating Committee will consider nominees recommended by investors. If you would like to recommend a nominee to the Nominating Committee, please deliver your recommendation in writing to the
Secretary of the Trust, 536 Broadway, 7th Floor, New York, New York 10012. The
Nominating Committee did not meet during the Fund's last fiscal year.

              OWNERSHIP OF SHARES IN THE FUND AND IN OTHER ENTITIES

         Because only institutional investors may own shares of the Fund, no
Trustee owns any shares of the Fund. The following table shows the amount of equity securities owned by the Trustees in the Domini Social Equity Fund (a fund that also invests all of its assets in the Portfolio) and in all investment companies in the Domini family of funds supervised by the Trustees as of
December 31, 2002:

                                       DOLLAR RANGE OF EQUITY      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                      SECURITIES IN THE DOMINI    INVESTMENT COMPANIES OVERSEEN BY THE TRUSTEE IN THE
           NAME OF TRUSTEE               SOCIAL EQUITY FUND                      DOMINI FAMILY OF FUNDS

  INTERESTED TRUSTEE:
  Amy L. Domini                           over $100,000                            over $100,000
  DISINTERESTED TRUSTEES:
  Julia Elizabeth Harris                  $1 - $10,000                             $1 - $10,000
  Kirsten S. Moy                          $10,001 - $50,000                        $10,001 - $50,000
  William C. Osborn                       $50,001 - $100,000                       $50,001 - $100,000
  Karen Paul                              $10,001 - $50,000                        $10,001 - $50,000
  Gregory A. Ratliff                      $1 - $10,000                             $1 - $10,000
  Frederick C. Williamson, Sr.            $10,001 - $50,000                        $50,001 - $100,000

                                      -19-

                     COMPENSATION AND INDEMNITY OF TRUSTEES

         Information regarding compensation paid to the Trustees by the Trust for the fiscal year ended July 31, 2003 is set forth below. Ms. Domini is not compensated by the Trust for her service as a Trustee because of her affiliation with Domini.

         Each of the Trustees who are not interested persons receives an annual retainer for serving as a Trustee of the Trust, the Portfolio and the Domini
Social Investment Trust of $10,000, and in addition, receives $1,250 for attendance at each joint meeting of the Boards of the Trust, the Portfolio and the Domini Social Investment Trust (reduced to $625 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings.

                                                           PENSION OR                              TOTAL COMPENSATION
                                                       RETIREMENT BENEFITS    ESTIMATED ANNUAL       FROM THE TRUST,
                                      AGGREGATE        ACCRUED AS PART OF      BENEFITS UPON      PORTFOLIO AND DOMINI
                                  COMPENSATION FROM       FUND EXPENSES          RETIREMENT       FAMILY OF FUNDS PAID
        NAME OF TRUSTEE               THE TRUST                                                       TO TRUSTEE(1)

INTERESTED TRUSTEE:
Amy L. Domini                           None                  None                  None                  None
DISINTERESTED TRUSTEES:
Julia Elizabeth Harris                 $1,336                 None                  None                 $15,000
Kirsten S. Moy                         $1,336                 None                  None                 $15,000
William C. Osborn                      $1,336                 None                  None                 $15,000
Karen Paul                             $1,235                 None                  None                 $13,750
Gregory A. Ratliff                     $1,243                 None                  None                 $13,750
Frederick C. Williamson, Sr.           $1,336                 None                  None                 $15,000

(1) As of July 31, 2003, there were four funds in the Domini family of funds.

         As of October 31, 2003, all Trustees and officers of the Trust and the
Portfolio as a group owned less than 1% of the Fund's outstanding shares. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Unitarian Universalist Association, 25 Beacon
Street, Boston, MA 02108 (1,764,060.156 shares, 13.91%); Charles Schwab & Co.,
Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122
(1,502,567.677 shares, 11.85%); Ancilla Systems Incorporated, 1000 S. Lake Park
Avenue, Hobart, IN 46342-5958 (791,706.138 shares, 6.24%); and Compton
Foundation Inc., 535 Middlefield Road, Suite 160, Menlo Park, CA 94025-3400
(757,901.617 shares, 5.98%). The Trust has no knowledge of any other owners of record or beneficial owners of 5% or more of the outstanding shares of the Fund.

         The Trustees who are not "interested persons" (the "Disinterested
Trustees") of the Trust as defined by the 1940 Act are the same as the
Disinterested Trustees of the Portfolio. Any conflict of interest between the
Trust and the Portfolio will be resolved by the Trustees in accordance with their fiduciary obligations and in accordance with the 1940 Act. The Trust's
Declaration of Trust provides that it will indemnify its Trustees and officers
(the "Indemnified Parties") against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or Fund shareholders, it is finally adjudicated that the Indemnified Parties engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the

                                      -20-

Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such Indemnified Parties have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

               APPROVAL OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS

         In approving the Management Agreement between the Portfolio and Domini
(the "Management Agreement") and the Submanagement Agreement between Domini and
SSgA (the "Submanagement Agreement"), the Trustees reviewed the materials provided to them by Domini and SSgA and considered a number of factors as described below.

         The Trustees reviewed the Forms ADV of Domini and SSgA and information regarding their respective portfolio management teams. They considered each of
Domini's and SSgA's experience in providing investment advice to registered investment companies and the nature and quality of the services provided by
Domini and SSgA to the Portfolio.

         The Trustees also reviewed information regarding the investment performance of the Portfolio for the immediately prior year and past years and compared that performance with the performance of other funds with similar investment objectives and policies and with the performance of broad-based market indexes. The Trustees also compared the historic performance of the
Portfolio with the performance of other socially responsible funds that had similar investment objectives. In addition, the Trustees considered how closely the performance of the Portfolio tracked that of the Domini 400 Social
Index(SM). The Trustees also reviewed an analysis of the composition of each of the Portfolio and the Fund provided by Morningstar, Inc.

         The Trustees considered the fees payable by the Portfolio and reviewed data showing how the fees and total expense ratios of each of the Portfolio and the Fund compared with those of comparable funds. The Trustees concluded that the fees provided in the Management Agreement and the Submanagement Agreement
were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

         In addition, the Trustees considered the fallout benefits to Domini and
SSgA from their arrangements with the Portfolio and the Fund. They reviewed the soft dollar arrangements in place with respect to the Portfolio's brokerage transactions and considered how such arrangements benefited SSgA. The Trustees also reviewed a profitability analysis provided by each of Domini and SSgA with respect to the services provided to the Portfolio and concluded that the fees paid to each of Domini and SSgA under the Management Agreement or Submanagement
Agreement to which it is a party is appropriate.

         Lastly, the Trustees considered the corporate profile of each of Domini and SSgA, including the diversity of its staff, the benefits provided to its staff, its community involvement, and its charitable giving program.

         Based upon their review, the Trustees concluded that each of the
Management Agreement and Submanagement Agreement was reasonable, fair, and in the best interests of the Portfolio and its investors.

                                      -21-

                             MANAGER AND SUBMANAGER

         Domini provides advice to the Portfolio pursuant to a written
Management Agreement. The services provided by the Manager consist of furnishing continuously an investment program for the Portfolio. Domini will have authority to determine from time to time what securities are purchased, sold, or exchanged, and what portion of assets of the Portfolio is held uninvested.
Domini will also perform such administrative and management tasks as may from time to time be reasonably requested, including: (a) maintaining office facilities and furnishing clerical services necessary for maintaining the organization of the Portfolio and for performing administrative and management functions, (b) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with, and monitoring of performance and billings of, the Portfolio's transfer agent, shareholder servicing agents, custodian, and other independent contractors or agents, (c) overseeing (with the advice of the Portfolio's counsel) the preparation of and, if applicable, the filing of all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements, and tax returns, (d) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders, and (e) arranging for maintenance of the books and records of the Portfolio. The Manager furnishes at its own expense all facilities and personnel necessary in connection with providing these services.
The Management Agreement will continue in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority of the outstanding voting securities of the Portfolio at a meeting called for the purpose of voting on the Management Agreement (with the vote of each investor in the Portfolio being in proportion to the amount of its investment), and, in either case, by a majority of the Portfolio's Trustees who are not parties to the Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Management Agreement.

         The Management Agreement provides that the Manager may render services to others. Domini may employ, at its own expense, or may request that the
Portfolio employ (subject to the requirements of the 1940 Act) one or more subadvisers or submanagers, subject to Domini's supervision. The Management
Agreement is terminable without penalty on not more than 60 days' nor less than
30 days' written notice by the Portfolio when authorized either by majority vote of the outstanding voting securities in the Portfolio (with the vote of each investor in the Portfolio being in proportion to the amount of its investment)
or by a vote of a majority of its Board of Trustees, or by the Manager, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolio, except for willful misfeasance, bad faith, or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

         Under the Management Agreement between the Portfolio and Domini,
Domini's fee for advisory services to the Portfolio is 0.20% of the average daily net assets of the Portfolio. Domini also provides administrative services to the Portfolio under the Management Agreement.

         Domini is a Massachusetts limited liability company with offices at 536
Broadway, 7th Floor, New York, New York 10012, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the
"Advisers Act"). The names of the members of Domini and their relationship to the Trust and the Portfolio, if any, are as follows: Amy L. Domini, Chair of the
Board and President of the Trust, Manager, President, and Chief Executive
Officer of Domini; Steven D. Lydenberg, Vice President of the Trust and the
Portfolio and Chief Investment Officer of Domini; James E. Brooks; Domini
Holdings LLC; and Committed Capital, LLC.

                                      -22-

         SSgA manages the assets of the Portfolio pursuant to a written
Submanagement Agreement. The Submanager furnishes at its own expense all services, facilities, and personnel necessary in connection with managing the
Portfolio's investments and effecting securities transactions for the Portfolio.
The Submanagement Agreement will continue in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority vote of the outstanding voting securities in the Portfolio at a meeting called for the purpose of voting on the Submanagement Agreement (with the vote of each being in proportion to the amount of its investment), and, in either case, by a majority of the Portfolio's Trustees who are not parties to the Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Submanagement Agreement.

         SSgA is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of SSgA and each of the principal executive officers and directors of SSgA is State Street Financial
Center, One Lincoln Street, Boston, MA 02111.

         The Submanagement Agreement provides that the Submanager may render services to others. The Submanagement Agreement is terminable without penalty upon not more than 60 days' nor less than 30 days' written notice by the
Portfolio when authorized either by majority vote of the outstanding voting securities in the Portfolio (with the vote of each being in proportion to the amount of their investment) or by a vote of the majority of its Board of
Trustees, or by the Manager with the consent of the Trustees, may be terminated by the Submanager on not less than 90 days' written notice to the Manager and the Trustees, and will automatically terminate in the event of its assignment.
The Submanagement Agreement provides that the Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolio, except for willful misfeasance, bad faith, or gross negligence or reckless disregard for its or their obligations and duties under the Submanagement Agreement.

         Under the Submanagement Agreement, Domini pays SSgA an annual investment submanagement fee equal to the greater of $300,000 or the fee based on the following schedule:

               0.02% of the first $1 billion of net assets managed
               0.01% of the next $1 billion of net assets managed
              0.0075% of net assets managed in excess of $2 billion

         For the fiscal years ended July 31, 2003, July 31, 2002, and July 31,
2001, the Portfolio incurred approximately $2,383,240, $2,890,322, and
$3,644,328, respectively, in management fees pursuant to its Management
Agreement with Domini.

                                     SPONSOR

         Pursuant to a Sponsorship Agreement, Domini provides the Fund with oversight, administrative, and management services. Domini provides the Fund with general office facilities and supervises the overall administration of the
Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements, and tax returns; preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders;
maintaining telephone coverage to respond to shareholder inquiries; answering questions from the general public, the media, and investors in the Fund regarding the securities holdings of the Portfolio, limits on investment, and the Fund's proxy voting philosophy and shareholder activism philosophy; and
arranging for the maintenance of books and records of the Fund. The Sponsor

                                      -23-

provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and
Trustees of the Trust, may be directors, officers, or employees of Domini or its affiliates.

         For these services and facilities, Domini receives fees computed and paid monthly from the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund for the Fund's then-current fiscal year. Currently,
Domini is reducing its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.30% of the average daily net assets of the Fund. For the fiscal years ended,
July 31, 2003, July 31, 2002, and July 31, 2001, the Fund paid $36,768, $202,354, and $206,629, respectively, in sponsorship fees under the Sponsorship Agreement.

         The Sponsorship Agreement with the Fund provides that Domini may render administrative services to others. The Sponsorship Agreement with the Fund also provides that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the oversight, administration, or management of the Fund or the performance of its or their duties under the Sponsorship Agreement, except for willful misfeasance, bad faith, or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the
Sponsorship Agreement.

                                   DISTRIBUTOR

         The Trust has entered into a Distribution Agreement with the
Distributor. Under the Distribution Agreement, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund and is obligated to use its best efforts to find purchasers for shares of the Fund. The
Distributor receives no additional compensation for its services under the
Distribution Agreement. The Distributor acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), and equipment.

                          TRANSFER AGENT AND CUSTODIAN

         The Trust has entered into a Transfer Agency Agreement with PFPC Inc.,
4400 Computer Drive, Westborough, MA 01581, pursuant to which PFPC acts as the transfer agent for the Fund. The Transfer Agent maintains an account for each shareholder of the Fund, performs other transfer agency functions, and acts as dividend disbursing agent for the Fund.

         The Trust has entered into a Custodian Agreement with Investors Bank &
Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, pursuant to which
IBT acts as custodian for the Fund. The Portfolio has entered into a Transfer
Agency Agreement with IBT pursuant to which IBT acts as transfer agent for the
Portfolio. The Portfolio also has entered into a Custodian Agreement with IBT pursuant to which IBT acts as custodian for the Portfolio. The Custodian's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of the Portfolio and the daily net asset value of shares of the Fund. Securities held by the Portfolio may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Portfolio or decide which securities the Portfolio will buy or sell. The Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

                                      -24-

                                    EXPENSES

         The Fund and the Portfolio each are responsible for all of their respective expenses, including the compensation of their respective Trustees who are not interested persons of the Fund or the Portfolio; governmental fees;
interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund or the Portfolio; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, custodian, registrar, or dividend disbursing agent of the Fund or the Portfolio; insurance premiums; and
expenses of calculating the net asset value of the Portfolio and of shares of the Fund.

         The Fund will also pay sponsorship fees payable to the Sponsor; all expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing, and mailing prospectuses, reports, notices, proxy statements, and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Fund, and the preparation, printing, and mailing of prospectuses for such purposes.

         The Portfolio will also pay the expenses connected with the execution, recording, and settlement of security transactions and the investment management fees payable to Domini. The Portfolio will also pay the fees and expenses of the
Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; and expenses of meetings of investors.

                                 CODES OF ETHICS

         The Portfolio, the Fund, Domini, DSILD, and SSgA have each adopted a
Code of Ethics (collectively, the "Codes of Ethics") under Rule 17j-1 under the
1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Portfolio or the Fund. The Codes of Ethics can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. Information on the operation of the Public
Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at
http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
Washington, DC 20549-0102.

                             6. INDEPENDENT AUDITORS

         KPMG LLP, 99 High Street, Boston, MA 02110, are the independent auditors for the Fund and for the Portfolio, providing audit services, tax return preparation, and reviews with respect to the preparation of filings with the SEC.

                                   7. TAXATION

                     TAXATION OF THE FUND AND THE PORTFOLIO

         Federal Taxes: The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the
Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and the net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate

                                      -25-

federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

         We anticipate that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits, and other items, without regard to whether it has received any distributions from the Portfolio.

         FOREIGN TAXES: Although we do not expect the Fund will pay any federal income or excise taxes, investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; we do not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the
Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

         STATE TAXES: The Trust is organized as a Massachusetts business trust.
As long as the Fund qualifies as a "regulated investment company" under the
Code, the Fund will not have to pay Massachusetts income or excise taxes. The
Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of
Massachusetts.

                            TAXATION OF SHAREHOLDERS

         TAXATION OF DISTRIBUTIONS: Shareholders of the Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Distributions of ordinary dividends to the
Fund's noncorporate shareholders may be treated as "qualified dividend income,"
which is taxed at reduced rates, to the extent such distributions are derived from, and designated by the Fund as, "qualified dividend income." If more than
95% of the Fund's gross income, calculated without taking into account long-term capital gains, represents "qualified dividend income," the Fund may designate, and the Fund's noncorporate shareholders may then treat, all of those distributions as "qualified dividend income." "Qualified dividend income"
generally is income derived from dividends from U.S. corporations or from
"qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S.
tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income"
if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies," "foreign personal holding companies," and "foreign investment companies" are not "qualified foreign corporations." Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

         Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the divided is declared.

                                      -26-

         DIVIDENDS-RECEIVED DEDUCTION: A portion of the Fund's ordinary income dividends (but none of the Fund's capital gains) is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares.
Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Moreover, the portion of
Fund dividends that is derived from investments in foreign corporations will not qualify for such deduction.

         "BUYING A DIVIDEND": Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

         DISPOSITION OF SHARES: In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

         U.S. TAXATION OF NON-U.S. SHAREHOLDERS: Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities
("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund.

         BACKUP WITHHOLDING: The Fund is required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that are (or would be, but for the application of a treaty) subject to the 30% withholding tax on shareholders who are Non-U.S. Persons. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

                 EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

         OPTIONS, ETC.: The Fund's transactions in options will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market
(e.g., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute
"straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund intends to limit its activities in options to the extent necessary to meet the requirements of the Code.

                                      -27-

         FOREIGN SECURITIES: Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of
non-U.S. currencies for non-hedging purposes may have to be limited in order to avoid a tax on the Fund.

         The foregoing is limited to a discussion of federal taxation. It should not be viewed as a comprehensive discussion of the items referred to or as covering all provisions relevant to investors. Dividends and distributions may also be subject to state, local, or foreign taxes. Shareholders should consult their own tax advisers for additional details on their particular tax status.

               8. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         Specific decisions to purchase or sell securities for the Portfolio are made by portfolio managers who are employees of the Submanager and who are appointed and supervised by its senior officers. The portfolio managers of the
Portfolio may serve other clients of the Submanager in a similar capacity.

         The Portfolio's primary consideration in placing securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Submanager attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolio and other clients of the Submanager on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market
(where no stated commissions are paid but the prices include a dealer's markup or markdown), the Submanager normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Submanager on the tender of the Portfolio's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Portfolio by the
Submanager. At present no other recapture arrangements are in effect. Consistent with the foregoing primary consideration, the Conduct Rules of the National
Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Submanager may consider sales of shares of the Fund and of securities of other investors in the Portfolio as a factor in the selection of broker-dealers to execute securities transactions for the
Portfolio.

         Under the Submanagement Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Submanager may cause the
Portfolio to pay a broker-dealer acting on an agency basis which provides brokerage and research services to the Submanager or the Manager an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the
Submanager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Submanager's or the Manager's overall responsibilities to the Portfolio or to its other clients. Not all of such services are useful or of value in advising the Portfolio.

         The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. However, because of the
Portfolio's policy of investing in accordance with the Index, the Submanager and the Manager currently intend to make only a limited use of such brokerage and research services.

                                      -28-

         Although commissions paid on every transaction will, in the judgment of the Submanager, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Submanager's or the Manager's other clients, in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
Certain broker-dealers may be willing to furnish statistical, research, and other factual information or services to the Submanager or the Manager for no consideration other than brokerage or underwriting commissions.

         The Submanager and the Manager attempt to evaluate the quality of research provided by brokers. The Submanager and the Manager sometimes use evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions. However, neither the Submanager nor the Manager is able to quantify the amount of commissions which are paid as a result of such research because a substantial number of transactions are effected through brokers which provide research but which are selected principally because of their execution capabilities.

         The fees that the Portfolio pays to the Submanager and the Manager will not be reduced as a consequence of the Portfolio's receipt of brokerage and research services. To the extent the Portfolio's securities transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid for such portfolio transactions and research, by an amount which cannot be presently determined. Such services may be useful and of value to the Submanager or the
Manager in serving both the Portfolio and other clients and, conversely, such services obtained by the placement of brokerage business of other clients may be useful to the Submanager or the Manager in carrying out its obligations to the
Portfolio. While such services are not expected to reduce the expenses of the
Submanager or the Manager, the Submanager or the Manager would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff. For the fiscal years ended July 31, 2003, July 31, 2002, and July 31, 2001, the Portfolio paid brokerage commissions of $154,136, $148,244, and $195,195, respectively.

         No portfolio transactions may be executed with the Manager or the
Submanager, or with any affiliate of the Manager or the Submanager, acting either as principal or as broker, except as permitted by applicable law.

         For the fiscal year ended July 31, 2003, the Portfolio paid $585 in brokerage commissions to State Street Global Markets, LLC, an affiliate of the
Submanager. The Portfolio did not pay any brokerage commissions to affiliated brokers during its fiscal years ended July 31, 2001, and July 31, 2002.

         For each affiliated broker, the table below sets forth the percentage of the Portfolio's aggregate brokerage commissions paid to the broker during the fiscal year ended July 31, 2003, and the percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the same period.

                           Percentage of Aggregate         Percentage of Aggregate Dollar Amount of
    Name of Broker       Brokerage Commissions Paid      Transactions Involving Payment of Commissions
    --------------       --------------------------      ---------------------------------------------

State Street Global                 0.38%                                    0.33%
Markets, LLC

                                      -29-

         In certain instances there may be securities which are suitable for the
Portfolio as well as for one or more of the Submanager's or the Manager's other clients. Investment decisions for the Portfolio and for the Submanager's or the
Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the
Portfolio is concerned. However, it is believed that the ability of the
Portfolio to participate in volume transactions will produce better executions for the Portfolio.

            9. DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

         The Trust is a Massachusetts business trust established under a
Declaration of Trust dated as of April 1, 1996. The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of shares of beneficial interest (par value $0. 00001 per share) in separate series and to divide any such series into classes of shares. Currently the Fund is the only series offered by the Trust and the Fund has only one class of shares. Each share of each class represents an equal proportionate interest in a series with each other share of that class. Upon liquidation or dissolution of the Fund, the
Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. The Trust reserves the right to create and issue additional series and classes of shares, and to redesignate series and classify and reclassify classes, whether or not shares of the series or class are outstanding. The Trust also reserves the right to modify the preferences, voting powers, rights, and privileges of shares of each class without shareholder approval. Shares of each series participate equally in the earnings, dividends, and distribution of net assets of the particular series upon the liquidation or dissolution (except for any differences among classes of shares of a series).

         The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series might be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

         The Trustees of the Trust have the authority to designate additional series and classes of shares, to divide any series, and to designate the relative rights and preferences as between the different series and classes of shares. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional
Information and in the Prospectus. The Trust may involuntarily redeem shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (a) in order to eliminate inactive, lost, or very small

                                      -30-

accounts for administrative efficiencies and cost savings, (b) to protect the tax status of the Fund if necessary, and (c) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the Fund.

         Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share)
represented by the shareholder's shares in the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shareholders of the Fund and all other series of the Trust, if any, will generally vote together on all matters except when the
Trustees determine that only shareholders of the Fund or a particular series are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or series or class. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee.
Shareholders of the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the
Trustees of the Trust if they choose to do so, and in such event the other shareholders in the Trust would not be able to elect any Trustee.

         The Trust is not required and has no current intention to hold annual meetings of shareholders, but the Trust will hold special meetings of the
Trust's or the Fund's shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote.
Shareholders have the right to remove one or more Trustees under certain circumstances.

         The Trust may, without shareholder approval, change the Fund's form of organization, reorganize the Fund, any other series, any class, or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate the Fund, any other series, any class, or the Trust as a whole as a newly created entity. If recommended by the Trustees, the Trust, the
Fund, any other series, or any class of the Trust may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized at any meeting of shareholders by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust voting as a single class or of the affected Fund, series or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected Fund, series, or class. The Trust may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. The Fund, any other series of the Trust, or any class of any series may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, series, or class, or by the Trustees by written notice to the shareholders of the Fund or that series or class. If not so terminated, the
Trust will continue indefinitely. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's
Declaration of Trust.

         The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to Trust or Fund shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the
Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a

                                      -31-

written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

         Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the
Fund. The Declaration of Trust also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the
Fund and its shareholders and the Trust's Trustees, officers, employees, and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

         The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action.
Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

         The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

         The Portfolio, in which all of the investable assets of the Fund are invested, is organized as a trust under the laws of the State of New York. The
Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (i.e., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trust's Trustees believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

         Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Fund Business Day. At the close of each such business day, the value of each investor's interest in the
Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the
Portfolio will then be re-computed as the percentage equal to the fraction, (a)
the numerator of which is the value of such investor's investment in the
Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day and (b) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the
Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the
Portfolio as of the close of business on the following Fund Business Day.

                                      -32-

                            10. FINANCIAL STATEMENTS

         The audited financial statements of the Fund and the Portfolio
(Statement of Assets and Liabilities at July 31, 2003, Statement of Operations
for the year ended July 31, 2003, Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 2003, Financial Highlights for each of the years in the five-year period ended July 31, 2003, Notes to
Financial Statements, and Independent Auditors' Report) are hereby incorporated by reference to the Annual Report to Shareholders of the Fund which has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of the Annual Report may be obtained without charge from
Domini Social Investments by calling (800) 582-6757 or online at www.domini.com.

                                     * * * *

         Domini Social Investments,(R) Domini Social Equity Fund,(R) Domini
Social Bond Fund,(R) Domini Institutional Social Equity Fund,SM Domini Money
Market Account,(R) The Way You Invest Matters,(R) The Responsible Index Fund,(R)
and domini.com(R) are registered service marks of Domini Social Investments LLC.

         The Domini Institutional Social Equity Fund is not sponsored, endorsed, sold or promoted by KLD Research & Analytics, Inc. ("KLD"). KLD makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. KLD has no obligation to take the needs of Domini Social Investments LLC or the shareholders of the Fund into consideration in determining, composing, or calculating the Domini 400 Social
Index. KLD is not responsible for and has not participated in the management of the Fund or the distribution of the shares of the Fund. KLD has no obligation or liability in connection with the administration, marketing, or trading of the
Fund.

         KLD DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE
DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN, AND KLD SHALL HAVE NO
LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. KLD MAKES NO
WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DOMINI SOCIAL
INVESTMENTS LLC, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM
THE USE OF THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. KLD MAKES
NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE
DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF
THE FOREGOING, IN NO EVENT SHALL KLD HAVE ANY LIABILITY FOR ANY SPECIAL,
PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF
NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                       A-1

                                   APPENDIX A

                      PROXY VOTING POLICIES AND PROCEDURES

                             Adopted August 5, 2003

These Proxy Voting Policies and Procedures have been adopted by each of the
Domini Social Index Portfolio, the Domini Social Equity Fund, the Domini
Institutional Social Equity Fund, and the Domini Social Bond Fund (collectively, the "Domini Funds" or the "Funds") to ensure that all proxies for securities held by the Funds are cast in the best interests of the Domini Funds'
shareholders, to whom the Funds owe a fiduciary duty.

The Board of Trustees ("BOT") of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini Social Investments LLC, the Funds' investment adviser ("Domini" or the "Adviser"). The BOT reviews and adopts Domini's Proxy Voting Policies and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

The BOT also delegates the responsibility for resolving conflicts of interest that may arise between Domini and the Domini Funds in the execution of the
Adviser's proxy voting duties to the Adviser. Pursuant to Domini's Procedures, where a significant conflict of interest arises, the BOT expects Domini to consult with one or more of the independent trustees to determine an appropriate course of action (See "Conflicts of Interest" below).

I.       THE DOMINI FUNDS' PROXY VOTING GUIDELINES

INTRODUCTION

The following Guidelines summarize the Funds' positions on various issues of concern to socially responsible investors and indicate how the Funds will vote their shares on each issue. Because the Funds have a fiduciary duty to vote all shares in the best interests of the Funds' shareholders, the Funds vote proxies after considering shareholders' financial interests and social objectives. For that reason, there may be instances in which the Funds' shares may not be voted in strict adherence to these Guidelines. These Guidelines are subject to change without notice.

THE RATIONALE GUIDING THE DOMINI FUNDS' APPROACH TO PROXY VOTING

Shareholders of the Domini Funds have long-term financial and social objectives.
These include retirement, paying for a college education, building wealth, and building a safer, cleaner, more equitable world for their children. These goals are not served when corporations externalize their costs of doing business on society. A corporation that delivers only short-term profits to its shareholders at the long-term expense of its employees, the communities in which it operates, or the natural environment has not delivered the long-term value that our shareholders are seeking to achieve through their investments.

SUSTAINABILITY -- LONG-TERM VALUE CAN ONLY BE DELIVERED BY SUSTAINABLE
CORPORATIONS.

As socially responsible investors, we are seeking to invest in sustainable corporations. A sustainable corporation is not simply one that survives. A sustainable corporation is one that delivers long-term shareholder value in harmony with society and the natural environment. It sustains, and is sustained by, a complex web of stakeholders comprised of shareholders, employees, communities, customers, and the

                                       A-2

environment. Mismanagement of stakeholder relations can involve substantial financial costs. Shareholders provide corporations with capital, but communities provide them with employees, consumers, and a legal framework within which to operate, and the environment provides corporations with raw materials for their operations. In return, corporations provide jobs, goods, services, and profits.
A corporation that intends to deliver value over the long-term must effectively manage its relations with all its stakeholders, and be responsive to the needs and demands of these various constituencies. We believe that those corporations that eventually achieve this goal will deliver significant value to all stakeholders, including their shareholders.

THE CRITICAL ROLE OF THE INVESTOR: SUSTAINABILITY IS A LONG-TERM ASPIRATIONAL
GOAL THAT CAN ONLY BE ACHIEVED THROUGH DELIBERATE ACTION.

Shareholders possess certain unique rights and privileges with respect to the management of the corporations they own. It is our view that, as socially responsible investors, we have the obligation to appropriately direct management's attention to the broader web of stakeholders upon which the corporate enterprise depends. Shareholders are the only corporate stakeholder given an opportunity to communicate with management through the proxy rules.
Therefore, we believe it is incumbent upon us to carefully consider the concerns of this broader community that is often without effective voice, and to raise these concerns with management when they are reasonable and consistent with our investors' objectives. In the process, we believe we are building long-term shareholder value.

We believe that corporations are best equipped to create long-term, broad-based wealth both for their stockowners and for their other stakeholders when they are transparent, accountable, and adopt democratic governance principles. Our proxy voting guidelines, while varying in their particulars, are based on and reflect these core values.

COMMUNITY

ACCESS TO PHARMACEUTICALS -- DISCLOSURE OF INCENTIVES TO PHARMACEUTICAL
PURCHASERS

Drug companies have provided doctors, pharmacy benefit managers, and other pharmaceutical purchasers rebates, payments, and other incentives to purchase their drugs. These incentives are often hidden, and are therefore not passed on to patients. According to a US News & World Report article entitled "When Is a
Rebate a Kickback?", some estimate that these payments add up to approximately
10% of the $122 billion Americans spend on drugs annually. Shareholders have called on pharmaceutical companies to issue reports disclosing the extent and types of incentives they use to influence pharmaceutical purchasers to select their drugs. We will SUPPORT these resolutions.

CABLE COMPANIES AND PORNOGRAPHY

The availability and the level of graphic, sexually explicit, and/or obscene content on cable channels is expanding. This "mainstreaming" of pornography has become a source of serious concern for some shareholders on both social and financial grounds. Among other things, shareholders have asked cable companies to:

  o   Outline the business case for their increasing distribution of pornography
  o   Review policies governing content decision-making for cable operations
  o   Assess the potential legal issues and financial liabilities posed by possible violations of local obscenity laws and lawsuits from individuals and communities.

We will SUPPORT these resolutions.

                                      A-3

CITIZEN INITIATIVES -- NONINTERFERENCE BY CORPORATIONS

According to the Supreme Court, large corporations have a constitutional right to participate in initiative campaigns. However, their financial contributions can and do defeat citizen initiative campaigns for environmental protection, recycling, sustainable resource use, and right to know laws. Shareholders have asked corporations to refrain from contributing to initiative campaigns unless a competitor would gain a competitive advantage from it. We will SUPPORT such resolutions.

EQUAL CREDIT OPPORTUNITY

Access to capital is essential to participating in our society. The Equal Credit
Opportunity Act prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, and the like.

Shareholders have asked for:

  o   Reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination.
  o   The development of fair lending policies that would assure access to credit for major disadvantaged groups and require annual reports to shareholders on their implementation.
  o   The development of policies to ensure that the firm does not securitize predatory loans.
  o   Specific actions to prevent predatory lending. (The subprime lending industry has been the subject of widespread criticism for systemic abuses known collectively as predatory lending. Predatory lending includes the charging of excessive rates and fees, failing to offer borrowers with good credit interest rates that reflect their sound credit records, requiring borrowers to give up their full legal rights by agreeing to mandatory arbitration as a condition of receiving the loan, and paying large prepayment penalties that make refinancing loans prohibitively expensive.
      These practices have disproportionate impact on low-income, elderly, and minority borrowers.)
  o   The application by nonfinancial corporations, such as auto companies, of
      Equal Credit Opportunity Act standards to their financial subsidiaries.

We will SUPPORT these resolutions.

IMPACT ON CULTURALLY SENSITIVE AREAS

Occasionally corporations locate facilities on sites of archeological or cultural importance. Local citizens often protest such plans. Shareholders have asked for reports on the impact of companies' plans on these culturally sensitive sites. Shareholders have also asked companies to cease their operations on these sites once operations have begun. We will SUPPORT these resolutions.

INSURANCE COMPANIES AND ECONOMICALLY TARGETED INVESTMENTS

Economically targeted investments (ETIs) are loans made to low- to moderate-income communities or individuals to foster, among many things, small businesses and farms, affordable housing, and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareholders have asked for reports outlining how insurers could implement an ETI program. We will
SUPPORT these resolutions.

LOWER DRUG PRICES

Millions of Americans have severely limited or no practical access to crucial prescription drugs because they are either uninsured or underinsured. In addition, shareholders have criticized pharmaceutical companies for using a two-tiered pricing system through which retail purchasers are charged significantly more for drugs than are group purchasers like HMOs and federal government agencies. As a result,

                                      A-4

the underinsured and uninsured must often pay higher prices for the same drugs than their adequately insured counterparts. We will SUPPORT resolutions asking companies to implement and report on price restraint policies for pharmaceutical products.

QUALITY OF HEALTHCARE

Many communities are increasingly concerned about the ability of for-profit healthcare institutions to provide quality healthcare. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care. We will SUPPORT these resolutions.

REDLINING

"Redlining" is the systematic denial of services to an area based on its economic or ethnic profile. The term originated in banking, but the same practice infects businesses as different as insurance companies and supermarkets. Shareholders have asked management to appraise their lending practices and develop policies to avoid redlining.

Shareholders have also asked insurance companies to develop "fair housing"
policies that would assure adequate homeowner insurance protection in low-income neighborhoods. We will SUPPORT these resolutions.

RIDE SAFETY

The U.S. Consumer Product Safety Commission (CPSC) report Amusement Ride-Related
Injuries and Deaths in the United States: 1987-1999 states that 7,000 people were treated in the hospital in 1999 for injuries related to amusement parks. In addition, such injuries increased over the time period investigated by 95%, while attendance increased by only 7%. No federal regulation of amusement parks currently exists, and parks in many states are not required to report on injuries caused by rides. Shareholders have filed resolutions asking companies to report on company policies for ride safety, medical response, and reporting of injuries related to amusement park rides. We will SUPPORT these resolutions.

CORPORATE GOVERNANCE

ANNUAL MEETINGS -- IN-PERSON ANNUAL MEETINGS

Some corporations have lobbied to replace "face-to-face" annual meetings with
"virtual meetings" broadcast over the Internet. Shareholders have argued that
Internet access to annual meetings should only supplement and not replace in-person annual meetings. We will SUPPORT resolutions asking directors to affirm the continuation of in-person annual meetings.

ANNUAL MEETINGS -- ROTATING SITES

Corporations with large numbers of shareholders should move their annual meetings around the country so that their owners have an opportunity to participate in person. Needless to say, the locations should be readily accessible. We will SUPPORT resolutions advancing this cause.

AUDITORS -- INDEPENDENCE

We will support the reappointment of the company's auditor unless we have reason to believe that the independence of the audit may be compromised. We believe that significant non-audit fees can compromise the independence of the audit.
Therefore, we will examine non-audit fees closely and will, for example, OPPOSE the appointment of auditors where non-audit fees, such as consulting fees, represent more than 25% of the total fees paid to the auditor, where such data is available. In addition, we will

                                      A-5

review on a CASE-BY-CASE basis the appointment of auditors who have a significant professional or personal relationship with the company, or where there is reason to believe that the auditor has rendered an inaccurate opinion.

We will SUPPORT shareholder proposals asking companies to adopt a policy to ensure that the firm that is appointed to be the company's independent accountants will only provide audit services to the company and not provide any other services.

We will also SUPPORT shareholder proposals that set a reasonable period for mandatory rotation of the auditor (at least every five years).

BOARD OF DIRECTORS -- CUMULATIVE VOTING

Cumulative voting allows shareholders to cast all of their votes for one nominee to the board. Theoretically, it facilitates the election of dissidents to the board. In practice, however, it violates the principles of fairness and equity by granting minority shareholders a disproportionate voice in running the company. We will OPPOSE bylaws requiring cumulative voting.

BOARD OF DIRECTORS -- DIRECTOR-SHAREHOLDER DIALOGUE

Shareholders have asked that corporations establish an Office of the Board of
Directors to facilitate communication between nonmanagement directors and shareholders. A committee of nonmanagement directors would be responsible for the Office. We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- DIVERSITY

Typically, a board committee selects nominees for the board, and they run unopposed. If the board or the slate does not include women or people of color, we will WITHHOLD our support for the board's nominees.

Shareholders have asked boards to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors, to endorse a policy of board inclusiveness and to issue reports to shareholders on their efforts to increase diversity on their boards. We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- INDEMNIFICATION

A board may use indemnification policies that go well beyond accepted norms to protect itself against shareholder actions in the wake of unsuccessful takeover attempts. We will OPPOSE these resolutions.

BOARD OF DIRECTORS -- INDEPENDENT BOARD

It is in the best interest of all stockholders that a majority of board members be independent. We will WITHHOLD our votes from board slates that do not consist of a majority of independent directors. We will SUPPORT shareholder resolutions asking management to amend company bylaws to ensure that the board has a majority or a supermajority (two-thirds or three-quarters) of independent directors.

We will also WITHHOLD our votes from individual directors who have demonstrated disregard for their responsibilities to shareholders and other stakeholders. For example, we will WITHHOLD our votes from directors who have attended less than
75% of board and committee meetings without a valid excuse or who have ignored a shareholder proposal that has been approved by a majority of the votes outstanding.

                                      A-6

In determining the independence of board members, we use the definition developed by Institutional Shareholder Services (ISS). ISS divides directors into three categories: Inside, Affiliated and Independent. To be "independent,"
a director must have no connection to the company other than his or her board seat. ISS considers board members who have served for over ten years to still be independent, but will make note of independent and affiliated directors who have served on the board for over ten years.

BOARD OF DIRECTORS -- INDEPENDENCE OF KEY COMMITTEES

We believe that it is critical to the protection of shareholder interests that certain key committees, such as the audit committee, the nominating committee, and the compensation committee, be composed entirely of independent directors.
We will WITHHOLD our votes from inside directors and affiliated outside directors nominated to these committees.

We will SUPPORT shareholder resolutions requesting that these committees be composed exclusively of independent directors.

BOARD OF DIRECTORS -- QUALIFICATIONS FOR INDEPENDENCE

Often, "independent" or "outside" directors are so only in that they are not employees of the company. Their ties to management make them de facto insiders, and therefore their representation of the interests of external constituencies is minimal. Some shareholders have proposed that boards nominate independent directors subject to very strict criteria defining "independent." We will
SUPPORT these resolutions.

BOARD OF DIRECTORS -- MANDATORY SHARE OWNERSHIP

Shareholders have proposed that all directors should own stock in the company.
In general, directors should own stock in the companies on whose boards they sit. However, boards should not be restricted to those financially able to buy stock. We will OPPOSE these resolutions.

BOARD OF DIRECTORS -- MORE DEMOCRATIC ELECTIONS

In practice, most corporations allow shareholders to approve board candidates as selected by the board, rather than to truly "elect" candidates from a pool of nominees. To further democratize the election process, shareholders have requested that there be more director nominees than there are board seats to be filled during a board election. Such an arrangement would enhance the ability of shareholders to choose candidates who would more accurately represent their interests. We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- REDUCE SIZE

Some shareholders have sought to reduce the size of boards as a cost-cutting measure. However, the costs associated with boards are relatively small, and considerations other than size should be weighed carefully. We will OPPOSE such resolutions.

BOARD OF DIRECTORS -- SHAREHOLDER ADVISORY BOARD

Shareholders have asked that corporations create a shareholder advisory board to represent the owners' views to the board. Boards with a sufficient number of outside directors should represent the interests of shareholders. We will OPPOSE such resolutions.

BOARD OF DIRECTORS -- STAGGERED TERMS

The annual election of all directors is a necessary part of maintaining accountability to shareholders. Management often proposes a classified board or staggered board terms to maintain control of the board. We will oppose bylaws of this type. We will SUPPORT resolutions to abolish staggered boards.

                                      A-7

CASH BALANCE PENSION PLANS

In the late 1990s, many companies converted their pension plans from traditional defined benefit pension plans to cash-balance plans. Older workers can lose significant pension earnings if their traditional pension is replaced by a cash-balance plan that puts them on an equal earning footing with younger workers. Shareholders have asked companies to give employees the choice of either a defined benefit pension plan or a cash-balance plan. We will SUPPORT these resolutions.

CORPORATE WELFARE

Corporate welfare, according to a Time magazine article on the subject, is "any action by local, state or federal government that gives a corporation or an entire industry a benefit not offered to others." Federal corporate welfare payments in 1998 reportedly equaled 26% of total 1998 after-tax corporate profits in the U.S. Government officials, business leaders, shareholders, and others worry that corporate welfare leads to unfair market competition and softens the ability of American businesses to compete. We will SUPPORT resolutions that ask corporations to report the corporate welfare benefits they receive.

EMPLOYEE COMPENSATION -- EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

In the expectation that companies fostering employee ownership will grow faster, attract and retain higher quality employees, create more employee wealth, and achieve sustained superior performance, shareholders have asked corporation to create and fund ESOPs, and report on employee ownership. We will SUPPORT these resolutions.

MANAGEMENT AND DIRECTORS -- REASONABLE COMPENSATION

We support reasonable compensation packages for managers and directors. In general, we do not regard as reasonable:

  o   Pension plans for outside directors (since they usually benefit from other plans)
  o   Gold or silver parachute plans triggered by a takeover
  o   Total compensation to outside directors exceeding $100,000 per year
  o   Total compensation to chief executive officers exceeding $10,000,000 per year

We will OPPOSE resolutions proposing these or similar compensation schemes and will SUPPORT resolutions proposing that such schemes be submitted to the shareholders for approval. In addition, we will SUPPORT resolutions calling for companies to review and report on executive compensation.

MANAGEMENT AND DIRECTORS -- SEPARATE CEO AND CHAIR POSITIONS

Shareholders have proposed that the same person not act as board chair and CEO, so that the board will represent the interests of the shareholders, not management. We will SUPPORT these resolutions.

In addition, to ensure an independent board, shareholders have requested that the chair of the board of directors be an independent director who has not served as chief executive officer of the company. We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- DISCLOSURE

Shareholders have asked companies to disclose the salaries of top management beyond those the SEC requires in the proxy statement. We will SUPPORT these resolutions.

                                      A-8

MANAGEMENT COMPENSATION -- EXCESSIVE STOCK OPTION GRANTS TO EXECUTIVES

According to a 1999 study by Northwestern University's Kellogg School of
Management entitled "Unleashing the Power of Employee Ownership," firms with broad-based stock ownership delivered superior stock market performance and profitability relative to peer firms without employee ownership. Shareholders wishing to promote more broad-based employee ownership of their corporations'
stock have asked corporate boards to limit stock options granted to (1) a single individual to no more than 5% of the total options granted in a single year, and
(2) the group of executive officers to no more than 10% of the total options granted in a single year. We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- EXECUTIVE SEVERANCE PAY REVIEW

Shareholders have criticized boards of directors that grant retiring executives severance pay packages that significantly exceed the standard benefits granted to other company executives, particularly when the company's financial performance was poor during the executive's tenure. As a result, shareholders have asked boards to prepare reports that summarize and explain the relationship of their executive severance package policies and philosophies to corporate performance, employee morale, and executive performance incentives. We will
SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- HEALTHCARE SYSTEMS AND INSURERS

Healthcare systems and insurers must balance their needs to generate profits against the quality of care they provide their customers. Shareholders have asked for a board level review of executive compensation practices that would lead to tying compensation to the quality of care and/or service given to patients. We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- NONFINANCIAL PERFORMANCE

Shareholders have asked companies to review their executives' compensation and report to shareholders on its link not only to financial performance but also to the company's performance on:

  o   Environmental issues
  o   Burma
  o   Improvements in healthcare quality
  o   Exporting U.S. jobs to low-wage countries
  o   Closing the wage gap in the U.S. between workers and top management
  o   Predatory lending
  o   Diversity issues
  o   Social issues generally

We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- PERFORMANCE-BASED STOCK OPTIONS

Shareholders have asked companies to tie executive compensation more closely to company, rather than stock market, performance through the use of performance-based stock options. Performance-based stock options include indexed stock options, which link option exercise prices to an industry index;
premium-priced stock options, which have exercise prices that are above the market price of the stock on the date of grant; and performance-vesting options, which vest only after the market price of the stock exceeds a target price greater than the market price on the grant date. We will SUPPORT these resolutions.

                                      A-9

MANAGEMENT COMPENSATION -- SALARY FREEZE DURING LAYOFFS

Layoffs are generally undertaken as cost-saving measures designed to improve profits and increase the company's long-term competitiveness. However, increasing the pay of corporate officers while asking employees to sacrifice is hypocritical, damaging to a company's culture, and indicative of poor corporate governance. We will SUPPORT resolutions that require companies to freeze the salaries of corporate officers during layoffs and/or until the positive benefits of the layoffs are demonstrated.

MANAGEMENT COMPENSATION -- TIE CEO COMPENSATION TO SALARY OF LOWEST-PAID WORKER

Compensation for corporate CEOs has grown at an astonishing pace in recent years, far faster than that for employees in general. Between 1982 and 2001 the average chief executive officer's pay increased from 42 times that of the lowest paid worker to 411 times (Business Week Online, May 6, 2002). Shareholders have asked that corporations establish a cap for CEO compensation, tying it to the wage of the lowest-paid workers. We will SUPPORT these resolutions.

In addition, shareholders have asked that corporations prepare a detailed statistical historical report on the salaries of the highest-paid executive and lowest-paid employee. We will SUPPORT these resolutions.

MANAGEMENT PERFORMANCE -- REVIEW BY INDEPENDENT DIRECTORS

One of a board's most important functions is the review of top management's performance. Some have suspected that close ties between directors and management made these reviews more perfunctory than they should be. A recent shareholder resolution would require that these reviews be performed solely by independent directors. However, there is no evidence that such a requirement is generally needed. We will review resolutions of this type on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS -- IN GENERAL

Many recent studies have concluded that a sizable majority of mergers and acquisitions do not yield benefits for investors. At the same time, investors valuing social and environmental factors highly have multiple reasons to examine such proposals diligently. We will oppose any merger or acquisition whose resulting company would not qualify for the Domini 400 Social IndexSM on exclusionary grounds. But mergers and acquisitions also may lead to other unacceptable social, environmental, or corporate governance costs, through the loss of exemplary models of corporate innovation in social and environmental initiatives. For this reason, we will review the potential social costs of any merger or acquisition along with purely financial considerations. Although mergers and acquisitions may offer financial, and even social and environmental, benefits, their tendency to underperform, and their potential to do harm, creates the need for special scrutiny on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS -- SHAREHOLDER APPROVAL

Some shareholders have sought to require submission to shareholders of any merger or acquisition, regardless of size. While mergers and acquisitions that decisively change a company's character should be submitted to its owners for approval, we will OPPOSE all-inclusive resolutions since they are both impractical and entail an unnecessary expense.

NONPARTISANSHIP

Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. We will SUPPORT resolutions advancing these principles.

                                      A-10

POLITICAL CONTRIBUTIONS

Those concerned about the influence of corporate funds on the political process have called attention to the use of "soft money": funds that are not given directly to candidates, but to political parties for "party-building"
activities. Shareholders have asked boards of directors to establish corporate political contributions guidelines and reporting provisions. We will SUPPORT these resolutions.

PROXY VOTING -- CONFIDENTIAL BALLOT

Many companies' proxies bear the name of the shareholder, allowing companies to learn who voted how in corporate elections. Confidential voting is necessary to maintain a proxy voting system that is free of pressure. Shareholders have asked that proxy voting be kept confidential, except in those limited circumstances when the law requires disclosure. We will SUPPORT these resolutions.

RELATIVE COMPENSATION LEVELS

A few enlightened companies have set a maximum range they will tolerate between the salaries of their lowest- and highest-paid employees. Shareholders have asked other companies for reports comparing the compensation packages of the average and lowest wage earners to those of top management. We will SUPPORT these resolutions.

SHAREHOLDER RESOLUTIONS -- IDENTIFICATION OF PROPONENTS

Shareholders have asked that management fully identify proponents of all shareholder resolutions. We will SUPPORT these resolutions.

SHAREHOLDER RESOLUTIONS -- SUPERMAJORITY VOTES

A company may propose a bylaw requiring that certain types of shareholder resolutions receive a supermajority -- sometimes as much as 80% of the vote --
to be adopted. We will OPPOSE these resolutions.

STOCK OPTION EXPENSING

Current accounting rules do not require companies to expense stock options as a cost in determining operating income. We believe this practice leads to distorted earnings reports. We will SUPPORT resolutions calling for companies to expense costs of stock options in the company's annual income statement.

TAKEOVER -- EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

ESOPs should promote active employee ownership. However, some companies have proposed ESOPs as a way to park stock to avoid a takeover. We will OPPOSE ESOPs not intended and designed to promote active employee ownership.

TAKEOVERS -- STOCK ISSUANCE

Management may seek authorization to issue stock in an effort to avoid a takeover. We will OPPOSE these resolutions.

TRANSPARENT FINANCIAL REPORTING

Accounting rule FAS 87 requires companies to boost their profit reports with part of the surplus from their pension funds. The surplus used to do so can account for a substantial portion of a company's profit.

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Companies cannot use this surplus to fund company operations. However, some companies have based executive incentive pay on FAS 87 profit. They have also decided against using pension fund surplus money to adjust retiree pay for inflation. Shareholders have asked companies not to base executive incentive pay on FAS 87 profit, to provide transparent reports to shareholders of profit from real company operations, and/or to use part of their pension fund surplus to adjust retiree pay for inflation. We will SUPPORT these resolutions.

DIVERSITY

Note: See also "Board of Directors-- Diversity" in our Corporate Governance
      section.

EQUAL EMPLOYMENT OPPORTUNITY AND AFFIRMATIVE ACTION REPORT

All corporations have the power to promote equality in the workplace and the marketplace. Shareholders have asked for reports that may include:

  o   A chart identifying employees by sex, race, and the various job categories defined by the EEOC;
  o   A description of affirmative action policies and programs in place;
  o   The company's Form EEO-1 disclosure report;
  o   A report on the percentage of hires during the previous year who were persons with disabilities;
  o   A description of programs designed to increase the number of women and/or minority managers;
  o   A description of programs designed to increase the number of persons employed with disabilities;
  o   A description of how the company is working to eliminate "glass ceilings"
      for female and minority employees;
  o   A report on any material litigation facing the company concerning diversity-related controversies;
  o   A description of how the company publicizes its affirmative action policies and programs to suppliers and service providers; and/or
  o   A description of programs directing the purchase of goods and services from minority- and/or female-owned businesses.

We will SUPPORT these resolutions.

EQUALITY PRINCIPLES ON SEXUAL ORIENTATION

In 1995, a coalition of advocacy groups and businesses, primarily in financial services, developed the Equality Principles on Sexual Orientation. The principles call on companies to:

  o   Adopt written prohibitions against discrimination in employment based on sexual orientation;
  o   Recognize and grant equal status to employee groups formed to address sexual orientation issues in the workplace;
  o   Include sexual orientation issues in diversity training;
  o   Grant spousal benefits to domestic partners, regardless of sexual orientation;
  o   Refrain from using negative stereotypes of sexual orientation in advertising; and
  o   Practice nondiscrimination in the sale of goods and services and the placement of advertisements.

Shareholders have asked for reports on the implementation of the Principles. We will SUPPORT these resolutions.

PAY EQUITY

Historically women have not received comparable wages for comparable work in many sectors of our economy, although national legislation requires that they be comparably compensated. Shareholders have asked for reports that companies undertake studies to assure that all women and minorities are paid comparably with their counterparts. We will SUPPORT these resolutions.

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RACIAL STEREOTYPES IN ADVERTISING

Racial stereotyping persists in advertising and team logos. The most notorious of these is the Cleveland Indians' "Chief Wahoo." Shareholders have asked companies to display more sensitivity toward the images they present. We will
SUPPORT these resolutions.

ENVIRONMENT

ADOPT GLOBAL ANIMAL WELFARE STANDARDS

Shareholders have asked restaurants and other corporations to adopt animal welfare standards for their operations worldwide, and to report these standards to shareholders. We will SUPPORT these resolutions.

CERES PRINCIPLES

The Coalition for Environmentally Responsible Economies (CERES) was formed in
1989 in the wake of the Exxon Valdez disaster.

It developed a set of ten principles, now called the CERES Principles, to guide corporate decisions that affect the environment. By subscribing to the
Principles, a company commits itself to:

  o   Work toward positive goals such as sustainable use of natural resources, energy conservation, and environmental restoration;
  o   Set definitive goals and a means of measuring progress; and
  o   Inform the public in an environmental report published in the format of a
      CERES Report.

Shareholders have submitted resolutions asking corporations to study the
Principles or to endorse them. We will SUPPORT these resolutions.

CO(2) AND CLIMATE CHANGE

Shareholders have become increasingly concerned about the potential climate-changing effects of greenhouse gas emissions from their companies'
operations and products. They have focused particular attention on electric utility, oil, manufacturing, and insurance companies. Some shareholders have asked electric utility companies for reports on policies, programs, and progress to date in helping ratepayers conserve energy and in using benign sources of electricity to reduce CO2 emissions. Others have asked oil, electric utility, and manufacturing companies to report on greenhouse-gas emissions from their operations and products, and their progress towards reducing such emissions.
Shareholders have also asked property and casualty insurance industry firms to report on their exposure to potentially catastrophic risks from natural disasters brought on by worldwide climate change. We will SUPPORT these resolutions.

ENVIRONMENTAL HAZARDS TO COMMUNITY

The public has a right to know whether a company uses substances that pose an environmental health or safety risk to a community in which it operates.
Shareholders have asked companies to make information about these risks available to enable surrounding communities to assess a facility's potential impact. We will SUPPORT these resolutions.

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ENVIRONMENTAL REPORTS

Shareholders have asked companies to prepare general reports (often using the
CERES Report as a guide) describing company programs, progress, and future plans in the environmental area. Such resolutions may also ask the company to (1)
disclose environmental liabilities in a somewhat clearer fashion than the SEC requires, (2) report on toxic emissions, or (3) disclose the environmental impact of the company's operations on biodiversity. Other requests have focused on specific environmental problems, such as hazardous waste sites. Shareholders have also asked for reports on the environmental and occupational standards that companies require of their suppliers and vendors. We will SUPPORT these resolutions.

ENVIRONMENTAL STANDARDS FOR INTERNATIONAL ELECTRONICS INDUSTRY SUBCONTRACTORS

The manufacture of semiconductors requires extensive use of toxic chemicals and the use and discharge of large amounts of water. Shareholders have asked certain large U.S. electronics products companies to report on their policies for monitoring the environmental records of their major overseas suppliers. We will
SUPPORT these resolutions.

GENETICALLY ENGINEERED (GE) AGRICULTURAL PRODUCTS

There is growing concern that GE foods may be harmful to humans, animals, or the environment. There is also concern that any detrimental impact on public health and the environment resulting from these foods may expose companies to substantial financial liabilities. Shareholders have asked companies to delay marketing GE foods until testing proves these products to be safe over the long term. They have also asked companies that are currently marketing GE foods to
(1) label them as such; (2) adopt a policy to phase them out; (3) report on the financial and environmental costs, benefits, and risks associated with the production and consumption of these products; and/or (4) report on the feasibility of phasing them out, unless long-term testing proves them safe to humans, animals, and the environment. We will SUPPORT these resolutions.

NO MINING OR EXPLORATION AND PRODUCTION IN CERTAIN ENVIRONMENTALLY SENSITIVE
REGIONS

Certain regions of the U.S., such as the Arctic National Wildlife Refuge or the
Okefenokee National Wildlife Refuge, are particularly environmentally sensitive.
Shareholders have asked natural resource extraction companies to adopt a policy of not exploiting these regions. We will SUPPORT these resolutions.

PAPER PRODUCTION AND USE -- CHLORINE BLEACHING

The insatiable demand for paper has led to clear-cutting of forest for pulp and the use of chlorine bleaching to achieve whiteness in the end product. As both these practices have dire environmental consequences, shareholders have asked paper manufacturers to report on plans to phase out the production of paper using these processes. In addition, shareholders have also asked companies to report on steps taken to eliminate the use of chlorine bleaching in the production of their products. We will SUPPORT these resolutions.

PAPER PRODUCTION -- TELEPHONE DIRECTORIES

Some producers of telephone books use paper derived from virgin rainforests.
Since alternative sources of paper exist, shareholders have asked publishers to phase out the use of paper from these sources. We will SUPPORT these resolutions.

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PHASE OUT MERCURY-CONTAINING DEVICES

Mercury, a bioaccumulative neurotoxin contained in such devices as thermometers and sphygmomanometers, poses a significant threat to public health. We will
SUPPORT resolutions asking corporations to phase out their production and/or sale of mercury-containing devices.

PVCS (POLYVINYL CHLORIDE PLASTICS), PHTHALATES

PVCs are environmentally hazardous throughout their life cycle (production, use, and disposal). Dioxin, a known human carcinogen, is created during the production of PVC feedstocks, as well as when PVCs are burned in waste incinerators. Among other things, dioxin has been linked to endocrine disruption, reproductive abnormalities, neurological problems, and infertility in humans and animals. In addition, large amounts of chemicals called
"phthalates" are used to manufacture flexible PVC products. A commonly used phthalate plasticizer called di-ethylhexyl-phthalate (DEHP) is a probable reproductive toxicant, as well as a toxicant of the liver and kidney.

PVCs are the primary component in 25% of all medical products. These include IV, blood, and enteral feeding bags; oxygen tubing and masks; dialysis tubing;
enteral feeding tubes; examination gloves; and sterile packaging. Many non-PVC medical supplies (IV bags, gloves, plasma collection bags, and containers) are currently available and others (tubing, film for collection bags, and blood bags) are under development. We will SUPPORT resolutions asking companies to phase out the manufacture of PVC- or phthalate-containing medical supplies where safe alternatives are available.

PVCs are also extensively used in building materials such as furniture and floor coverings. We will SUPPORT resolutions asking companies to report on the risks, financial costs, and benefits, and environmental and health impacts of the continued use of PVCs in these types of products.

POLLUTION PREVENTION, RECYCLING, AND PRODUCT LIFE-CYCLE RESPONSIBILITY

Implementation of pollution-prevention and recycling programs results in clear benefits to corporations, shareholders, and the environment. Shareholders have asked corporations in environmentally risky industries to adopt a policy requiring each major facility to conduct an annual review of pollution-prevention measures. Shareholders have also asked companies to adopt and report upon plans for the virtual elimination from their operations of certain pollutants that cause severe environmental harm. Others have asked corporations to increase the use of recycled materials in their production processes and/or to implement a strategy encouraging consumers to recycle company products. In addition, shareholders are increasingly asking companies to commit to taking responsibility for the environmental impact of their products during their entire life cycles and to report on the initiatives they use to achieve this objective. We will SUPPORT these resolutions.

RENEWABLE FUELS AND ENERGY EFFICIENCY

Burning coal and oil contributes to global climate change, acid rain, deteriorating air quality, and related public health and environmental problems.
In addition, the use of nonrenewable fuels such as oil and coal is, by definition, an unsustainable business practice. Corporations can significantly reduce their negative impact on the environment by implementing more energy-efficient manufacturing processes and marketing more energy-efficient products. They may also do so through creating products and manufacturing processes that utilize renewable energy sources, several of which are currently cost-competitive. In addition, energy companies can help by increasing their investments in the development of renewable energy sources.

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We will SUPPORT resolutions asking corporations to develop products and operations that are more energy-efficient and/or that rely on renewable fuel sources. We will also SUPPORT resolutions asking energy companies to increase their investments in the development of renewable energy sources.

REVIEW POLICY ON SALE OF PRODUCTS CONTAINING OLD-GROWTH TIMBER

Old-growth forests are disappearing rapidly around the world. They represent critically important ecological assets that must be preserved for future generations. Companies selling products containing wood from old-growth forests are contributing to the destruction of these forests. Shareholders have asked retail firms to review their policies on the sale of products containing wood from old-growth forests. We will SUPPORT these resolutions.

RISKS LINKED TO WATER USE

There is a need for long-term corporate water use strategies. Corporations are exposed to the following risks linked to water use:

  o   Increasing water costs;

  o   Increasing competition for water supplies;

  o   Conflicts with local communities over water rights; and

  o   Risk of disruption of water supplies and its impact on business operations.

In particular, social investors are concerned with companies involved in the bottled-water industry. These companies risk the potential of being involved in water rights disputes with local communities. We will SUPPORT resolutions requesting companies to report on the business risks associated with water use and its impact on the corporation's supply chain, and steps taken to mitigate the impact on water supplies of communities near company operations.

USE OF PARABENS IN BEAUTY PRODUCTS

Parabens, used as preservatives in beauty products, have been identified as estrogenic chemicals. Estrogenic chemicals are those that mimic the action of estrogen, a hormone that has been shown to control the growth of breast cells.
In addition, it has also been shown that exposure to external estrogens, those not naturally produced by the body, increase the risk of breast cancer. The
National Research Council has determined that certain synthetic chemicals that mimic the function of estrogen are associated with adverse effects on the reproductive health of wildlife and other animals. There is substantial scientific evidence to suggest that increased exposure to substances that behave like estrogen in the body may elevate an individual's risk of developing cancer.
We will SUPPORT resolutions asking companies to report on the feasibility of removing, or substituting with safer alternatives, all parabens used in their products.

HUMAN RIGHTS

AFFORDABLE HIV/AIDS, TUBERCULOSIS, MALARIA, AND OTHER DRUGS FOR DEVELOPING
COUNTRIES

As of December 2000, approximately 90% of the 36.1 million people living with
HIV/AIDS resided in developing countries. Tuberculosis (TB), a disease that is frequently a complication of AIDS, claims approximately 2 million lives annually and is the world's leading infectious killer. Malaria similarly claims approximately 1.1 million lives.

Shareholders have called on pharmaceutical companies in industrialized nations to develop and implement a policy to provide HIV/AIDS, TB, malaria, and other drug treatments in ways that the

                                      A-16

majority of people affected by these diseases in developing countries can afford. These resolutions are intended to help provide relief to developing countries that are gravely suffering from these epidemics and to protect the intellectual property of their companies' products in order to ensure their long-term profitability. We will SUPPORT these resolutions.

AIDS -- IMPACT OF AIDS ON OPERATIONS

The World Health Organization (WHO) reported that sub-Saharan Africa has one of the highest rates of AIDS and one of the lowest percentages of infected populations receiving treatment. UNAIDS, the Joint United Nations Programme on
HIV/AIDS, stated that in order to achieve sustainable development in these regions, both the government and the private sector need to address the local
AIDS epidemic. The private sector can do so through the provision of comprehensive workplace health coverage, counseling, testing, and treatment programs. We will SUPPORT resolutions that call for corporate reports on the impact of AIDS on operations in sub-Saharan Africa.

BURMA

The Burmese military dictatorship has been accused of serious, ongoing human rights violations. Since Burma's economy is almost entirely
government-controlled, corporations operating there inevitably provide financial support to the military regime. Shareholder resolutions relating to Burma include:

  o   Requests for comprehensive reports on corporate operations in Burma;
  o   Requests for reports on the costs -- both tangible and intangible -- to companies attributable to their being boycotted for doing business in
      Burma; and
  o   Demands that companies terminate all operations in Burma.

We will SUPPORT these resolutions.

CHINA -- HUMAN RIGHTS CRITERIA

Resolutions introduced in Congress have called for U.S. corporations with operations in the People's Republic of China to follow certain principles in doing business there. These principles commit companies to, among other things, promote freedom of expression and freedom of association among employees, to use production methods that do not risk harm to the environment, and to prohibit the presence of the Chinese military on the premises. We will SUPPORT resolutions asking companies to adopt these principles.

Shareholders have submitted resolutions asking companies in certain key industries, such as nuclear power, not to begin new operations in China until the country improves its human rights record. They have also submitted resolutions asking financial services companies transacting business in China to report on the impact such transactions have on human rights and the environment.
We will SUPPORT these resolutions.

CHINA -- PRISON LABOR

The widespread belief that the government of China uses forced labor from its prison system to produce goods for export to the U.S. and elsewhere has spawned a number of general resolutions on where and how companies do business overseas
(see above). Some shareholders, however, have asked for specific reports on business operations in China. We will SUPPORT these resolutions.

                                      A-17

CHOOSING WHERE AND HOW TO DO BUSINESS

Companies choose where they will do business, where they will operate their factories, where they will subcontract their work or buy finished goods, and where they will extract natural resources. Shareholders have asked companies to develop guidelines for these choices that include consideration of a regime's human rights record. We will SUPPORT these resolutions.

GLOBAL COMPANIES -- STANDARDS OF CONDUCT

Global manufacturing, resource extraction, financial services, and other companies face complex issues arising from the diverse cultures and political and economic contexts in which they operate. Shareholders have asked companies to develop, adopt, and continually improve codes of conduct to guide company policies, programs, and operations, both within and outside their cultures of origin, and to publicly report these policies. Shareholders believe these codes should include policies designed to ensure the protection of the environment and human rights, the payment of just wages, the maintenance of safe working conditions, the avoidance of child and forced labor, and freedom of association.
Shareholders often ask companies to adhere to policies that conform with the
International Labor Organization's Core Conventions and the United Nations
Universal Declaration on Human Rights. We will SUPPORT these resolutions.

GLOBAL COMPANIES -- STANDARDS FOR VENDORS

The outcry against the use of offshore sweatshops by U.S. retailers has many origins. Underlying those protests, however, is a common assumption: U.S.
corporations have the power to alter the conditions under which their vendors operate. Shareholders have asked companies for reports describing their vendor standards, focusing especially on the workers' right to organize, working conditions, and worker compensation. They have also asked for (1) companies to use external, independent monitoring programs to ensure that their vendors comply with their vendor standards; and (2) reports on companies' efforts to assure that they are not doing business with contractors that use forced labor, child labor, or otherwise have abusive working conditions. We will SUPPORT these resolutions.

GLOBAL COMPANIES -- SUSTAINABILITY REPORTS

Concerned investors increasingly believe that the long-term financial health of a corporation is tied to the economic sustainability of its workers and the communities in which they operate, source, and sell their products.
Consequently, these investors have sought to analyze corporate financial, social, and environmental performance, and have asked corporations to prepare sustainability reports detailing their firms' records in these areas. We will
SUPPORT resolutions requesting these reports.

INDONESIA

Persistent reports indicate that textile and footwear factories in Indonesia subject their workers to exploitive techniques. Workers' protests have ended in the face of military force, and union members and organizers have been fired for their troubles. Shareholders have asked that companies adopt standards to guide their vendors' operations in Indonesia and use independent monitors to protect their vendors' workers. We will SUPPORT such resolutions.

INFANT FORMULA

Nutrition researchers have learned that substitution of infant formula for breast milk increases health risks to children. Shareholders have asked companies that produce infant formula to endorse the WHO/UNICEF Code of
Marketing for Breast-Milk Substitutes. We will SUPPORT these resolutions.

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INTERNATIONAL FINANCIAL STABILIZATION

Instability in international financial markets can lead to crises that fall heavily upon the developing consumer markets through the loss of jobs and higher prices for essential goods. An unstable market can also threaten the long-term profitability of corporations through their exposure to these markets and through the loss of markets. Corporations, particularly financial institutions, can play an important role in promoting international financial stability.
Shareholders have asked corporations to restrain their short-term lending and their exposure of other financial instruments to emerging market countries, highly leveraged institutions, and poorly regulated banking centers, and to promote and support similar regulatory measures proposed by coordinating bodies like the IMF. We will SUPPORT these resolutions.

INTERNATIONAL LENDING AND ECONOMIC DEVELOPMENT

Programs enforced by the IMF and World Bank are supposed to help developing countries repay loans, but considerable evidence indicates their effects include:

  o   Encouraging capital flight from less economically developed countries;
  o   Eroding human and natural resources;
  o   Encouraging the inefficient use of capital;
  o   Decreasing spending for health, education, and housing; and
  o   Undermining a country's long-term capacity to repay its debts.

To help remedy these matters, shareholders have asked financial services companies to develop criteria for the evaluation, support, and use of intermediaries capable of promoting appropriate development in emerging economies. Others have asked for the disclosure of the criteria used in extending loans to developing countries so as to avoid adding to their $1.3 trillion debt to industrialized countries. Shareholders have also asked companies to cancel debts owed to them by developing countries, particularly those designated as Heavily Indebted Poor Countries by the World Bank and the
IMF. Still others have asked for information on structural adjustment programs.
We will SUPPORT these resolutions.

JUSTICE FOR INDIGENOUS PEOPLES

Shareholders have asked natural resource extraction companies to report on their operations on indigenous lands and to address the impact and implications of their activities on both the land and the people. Shareholders have also asked these companies to cease operations on indigenous lands that have an adverse environmental, socioeconomic, or human rights impact on the local population. We will SUPPORT these resolutions.

MEXICO -- MAQUILADORAS

Maquiladoras are facilities operated by U.S. companies just south of the
U.S.-Mexico border. There, Mexican workers-- paid a fraction of what U.S.
workers would require to subsist-- assemble parts made in the U.S. and ship the finished goods north. Shareholders may ask management to:

  o   Initiate a review of its maquiladora operations, addressing issues such as environmental health and safety, or fair employment and wage practices, as well as standards of living and community impact; and
  o   Prepare a report with recommendations for changes in light of the findings

We will SUPPORT these resolutions.

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MONEY LAUNDERING

In order to prevent money laundering, shareholders have asked financial institutions not to engage in financial transactions, including no correspondent or payable-through accounts, for any financial institution that is not willing to provide the identity and address of the participants in transactions or relationships or the identity of the beneficial ownership of funds. We will
SUPPORT these resolutions.

NIGERIA, CHAD, AND CAMEROON

Corruption and instability have historically plagued the governments of Nigeria,
Chad, and Cameroon. Human rights groups have denounced these countries' human rights records. Shareholders have asked companies with operations in these states to report on their businesses there and their relationships with the government, or to develop guidelines for their operations in that country. We will SUPPORT these resolutions.

NORTHERN IRELAND -- MACBRIDE PRINCIPLES

The International Commission of Jurists has cited employment discrimination as one of the major causes of conflict in Northern Ireland. Shareholders have asked companies to make all lawful efforts to implement and/or increase activity on each of the nine MacBride Principles (equal employment opportunity principles).
We will SUPPORT these resolutions.

QUESTIONABLE OVERSEAS PAYMENTS

U.S. corporations can provide valuable goods and services to developing countries that help them attain a higher standard of living. At the same time, corporations doing business in these countries must be certain they are not violating provisions of the Foreign Corrupt Practices Act that prohibit the accepting of bribes and other questionable payments. Shareholders have asked companies to audit their foreign contracts to assure that no violations of the
Foreign Corrupt Practices Act are occurring. We will SUPPORT these resolutions.

SOUTH AFRICA

We immediately answered Nelson Mandela's October 1993 call to reinvest in South
Africa by removing our prohibitions on investments in companies with operations there. However, pressure on American corporations with any business, even indirect, in South Africa remains an effective tool for human rights advocates.
U.S. shareholders have advocated responsible investment in the country and have asked companies to commit themselves to uphold the South African Council of
Churches Code of Conduct for corporations doing business there. We will SUPPORT these resolutions.

TIBET

Since 1950, China has occupied Tibet. Human rights activists have protested
China's policies and practices in that country. From within Tibet there has been substantial opposition to Chinese rule. Shareholders have asked corporations to review plans for operating in Tibet in light of their policies on human rights.
We will SUPPORT these resolutions.

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MILITARISM AND VIOLENCE

COMMITMENT TO PEACE AND TO PLANNING FOR PEACETIME PRODUCTION

With the end of the Cold War, defense contractors should turn their attention to nonmilitary markets and to converting military technology to civilian uses.
Shareholders have asked for reports on military sales, conversion of military production to civilian purposes, and diversification plans to civilian production. We will SUPPORT these resolutions.

HANDGUN SALES

Violence in the U.S. has increasingly become a major concern. Tens of thousands of Americans die annually due to gunfire, including many children. Restricting easy access to guns is one way of reducing the possibility of gun violence. We will SUPPORT resolutions that ask certain mainstream retail companies to stop selling handguns and related ammunition, and to return all handgun inventories and related ammunition to their manufacturers.

VIOLENCE ON TELEVISION

Children's television programming recently set an all-time record of 32 violent acts per hour. By the time children finish elementary school, on average they have watched 8,000 murders and 100,000 acts of violence. Shareholders have asked media companies and program sponsors for reports on standards for television program production and mechanisms for monitoring violent programming. We will support these resolutions.

WORKPLACE VIOLENCE

According to the Bureau of Labor Statistics Census of Fatal Occupational
Injuries, 15% of fatal work injuries were caused by homicide in 1999. The Bureau also reported that violent acts were the second leading cause of workplace fatalities among female workers in 1999, accounting for 33% of such fatalities.
In keeping with the recommendations of the U.S. Occupational Safety and Health
Administration, shareholders have asked corporations to develop violence prevention programs in the workplace. We will SUPPORT these resolutions.

TOBACCO

INSURANCE AND HEALTHCARE COMPANIES INVESTING IN TOBACCO

Shareholders have asked insurance and healthcare company boards to report on the appropriateness of investments in the tobacco industry. They have also asked for reports on the impact of smoking on benefit payments for death, disease, and property loss. Shareholders have also asked insurance companies and healthcare providers not to invest in the stocks of tobacco companies. We will SUPPORT these resolutions.

LIMITATION ON TOBACCO SALES TO MINORS AND OTHERS

In the United Kingdom, social investors with a tobacco screen eliminate supermarket chains because they sell cigarettes. U.S. investors have focused on tobacco product manufacturers, not retailers. (Domini Social Investments will not invest in corporations that derive more than 15% of their revenues from the sale of tobacco products.) However, U.S. shareholders have submitted resolutions asking management of grocery chains, convenience stores, service stations, and pharmacies to implement programs to ensure that they do not sell tobacco products to minors, to restrict the promotion and marketing of tobacco products both in the U.S. and abroad, and/or to stop selling them altogether. In addition, shareholders have asked

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tobacco companies (which the Domini 400 Social IndexSM does not include) to limit sales of tobacco products to youth in developing countries and to tie executive compensation to the company's success in achieving federally mandated decreases in teen smoking. Shareholders have also asked tobacco companies to adopt a policy of alerting pregnant women to the dangers of smoking. We will
SUPPORT these resolutions.

SALES OF NON-TOBACCO PRODUCTS TO TOBACCO INDUSTRY

Shareholders have asked companies making significant sales of non-tobacco products to the tobacco industry to study the effects of ending these transactions or to stop immediately. Shareholders have also asked companies to study the health impact of certain products sold to the tobacco industry that become part of tobacco products. We will SUPPORT these resolutions.

SMOKE-FREE RESTAURANTS

Exposure to secondhand smoke from cigarettes can be harmful to the health of nonsmokers. An increasing number of restaurants are banning smoking on their premises. Shareholders have asked restaurant companies to adopt a smoke-free policy. We will SUPPORT these resolutions.

TOBACCO ADVERTISING

Tobacco is among the most heavily advertised products in the U.S. Shareholders have asked media companies that profit from cigarette advertising to:

  o   Develop policies and practices that would ensure that cigarette advertising is not manipulative or misleading;
  o   Voluntarily adopt the 1996 Food and Drug Administration regulations pertaining to tobacco advertising;
  o   Assure that tobacco ads are not youth-friendly;
  o   Assess the financial impact of refusing to run tobacco ads; and
  o   Develop counter-tobacco ad campaigns funded from the revenues they receive from tobacco advertising.

Shareholders have also asked media firms to review and report on the ways in which smoking is portrayed in films and television programming. We will SUPPORT these resolutions.

TOBACCO SMOKE IN THE ENVIRONMENT

The hazards of tobacco smoke in the environment -- particularly indoors -- are well documented. Shareholders have requested that a company refrain from efforts to undermine legislation geared toward restricting smoking in public places.
Shareholders have also asked restaurant and airline companies to adopt smoke-free policies and they have requested that new fast-food franchises'
facilities be smoke-free. We will SUPPORT these resolutions.

II.      DOMINI SOCIAL INVESTMENTS' PROXY VOTING PROCEDURES

These Procedures are designed to ensure that all proxies for which Domini Social
Investments LLC ("Domini") has voting authority are cast in the best interests of our clients and Domini Funds' shareholders, to whom we owe a fiduciary duty.

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Domini has contractually delegated the implementation of its voting policies to two unaffiliated third parties -- KLD Research & Analytics, Inc. ("KLD") and
Social Investment Research Services ("SIRS"), a division of Institutional
Shareholder Services, as described below. Domini retains oversight of the proxy voting function through an internal Proxy Voting Committee, chaired by Domini's
General Counsel. Domini retains ultimate authority to set voting policies and to vote the proxies of the Domini Funds.

Proxy Voting Committee

Primary responsibility for the proxy voting function at Domini rests with
Domini's General Counsel ("GC"). An internal Proxy Voting Committee, chaired by the GC, has been established to exercise oversight of the proxy voting function.
The Committee meets on an as-needed basis as issues arise, but at least quarterly. The Committee operates through a consensus decision-making process.
The Committee's primary responsibilities include the following:

     1.  Developing the Proxy Voting Guidelines: These Guidelines, which set voting policies for all securities for which Domini has authority to vote, are updated on an annual basis (generally before the start of the proxy season in the Spring), and from time to time as necessary, to reflect new issues raised by shareholder activists, regulatory changes and other developments.(1) The Committee is also responsible for developing procedures and additional policies, where necessary, to ensure effective implementation of the Guidelines.

     2.  Evaluation of vendors: To ensure that proxies are being voted in a timely fashion, and in accordance with the Guidelines, the Committee will receive and review reports from KLD and SIRS on an annual, and an as-needed basis.

     3.  Identify and address conflicts of interest where they arise (See
         "Conflicts of Interest" below)

     4.  Determine how to vote in certain circumstances: Where the Guidelines are silent on an issue, where there are unique circumstances that require further examination, or where the Guidelines require a
         "case-by-case" analysis and KLD does not have sufficient guidance to resolve the issue, the Committee will meet to determine how to vote.

         In making these voting determinations, the Committee may draw upon a variety of materials including, for example, SIRS analyses, newspaper reports, academic studies, non-governmental organizations with expertise in the particular issue being voted on, affected stakeholders, and corporate SEC filings, including management's position on the issue in question.

     5.  Reporting to Clients (where client is a fund, to the Domini Funds Board of Trustees): The Committee is responsible for ensuring that the following reporting duties are performed: (a) Annual preparation and filing of Form N-PX, containing an annual record of all votes cast for each mutual fund client. The Form will be posted to Domini's website and on the SEC's website at www.sec.gov; (b) Domini's web page containing an ongoing record of all votes cast for the Domini Funds each year; (c) Responding to client requests for proxy voting information; (d) Annual review and update of proxy voting information in Form ADV, Part II, the Statement of Additional Information for the
         Domini Funds and the Funds' shareholder reports; (e) Where there have been material changes to the Policies or Procedures, the Committee will ensure that these changes are posted to the Domini website, and communicated to clients; (f) Ensuring that all new clients receive a copy of the most recent Form ADV, containing a concise summary of
         Domini's proxy voting policies and procedures.

--------
(1) Domini applies one set of voting guidelines to all of its current clients.
We are willing to work with reasonable special instructions from clients, subject to resource limitations and overall consistency with our investment approach.

                                      A-23

     6.  Recordkeeping: The Committee will keep the following records: (a) the
         Procedures and Policies, as amended from time to time; (b) proxy statements received regarding client securities (via hard copies held by SIRS or electronic filings from the SEC's EDGAR filing system); (c)
         records of votes cast on behalf of Domini clients (in conjunction with
         SIRS); (d) records of a client's written request for information on how
         Domini voted proxies for the client, and any written response to an oral or written client request for such information; (e) any documents prepared or reviewed by Domini that were material to making a decision how to vote, or that memorialized the basis for that decision. These records will be maintained in an easily accessible location for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Domini Social Investments.

KLD Research & Analytics, Inc. ("KLD")

Domini has delegated day-to-day responsibility for the implementation of its
Guidelines to its social research provider, KLD. KLD owns and maintains the
Domini 400 Social IndexSM, the Index upon which the Domini Social Equity Fund(R)
is based. KLD is responsible for reviewing SIRS voting recommendations for each proposal before the vote is cast. KLD has authority to override SIRS recommendation if it believes that the recommendation violates Domini's
Guidelines.

Where issues arise that are not explicitly addressed by the Guidelines, KLD has discretion to determine positions that it believes are in the spirit of the
Guidelines and the social screening policies applied to the Domini Funds. In some cases, KLD will seek guidance from Domini. In certain special circumstances, KLD has been instructed by Domini to defer the decision to Domini for review by the Proxy Voting Committee.

KLD assists in the development of Domini's Guidelines and works with SIRS on their implementation.

In an effort to enhance the influence of Domini's proxy voting, KLD sends letters on behalf of the Domini Funds to corporations whenever it votes against a board slate due to a lack of diversity and whenever it votes in support of a shareholder resolution to abolish a staggered board structure.

Social Investment Research Service (a division of Institutional Shareholder
Services) ("SIRS")

SIRS, and the clients' custodian, monitors corporate events, makes voting recommendations to KLD based on Domini's Guidelines, and casts the votes for
Domini's clients subject to KLD's approval. SIRS is also responsible for maintaining complete records of all votes cast, including hard copies of all proxies received, preparing voting reports for Domini, and maintaining Domini's web page containing an ongoing record of all votes cast for the Domini Social
Index Portfolio each year. On occasion, SIRS provides consulting services to
Domini on the development of proxy voting policies.

Conflicts of Interest

Although Domini Social Investments does not currently manage any pension plans, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services, there are occasions

                                      A-24

where potential conflicts of interest do arise. For example, potential conflicts of interest may present themselves where:

  o   A Domini fund is included in the 401(k) plan of a client holding, or
      Domini may be actively seeking to have one of its funds included in the
      401(k) plan of a client holding;
  o   A significant vendor, business partner, client or Fund shareholder may have a vested interest in the outcome of a proxy vote; or
  o   A Domini executive or an individual involved in the proxy voting function may have a personal or business relationship with the proponent of a shareholder proposal or an issuer, or may otherwise have a vested interest in the outcome of a proxy vote.

Our proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of all of our clients and Fund shareholders by isolating the proxy voting function from any potential conflicts of interest.
For example:

  o   The majority of our Guidelines are pre-determined, meaning that they outline an issue and specify a specific vote. With few exceptions, these policies are applied as drafted.
  o   Our policies are implemented by unaffiliated third parties that are generally not privy to the business or personal relationships that may present a conflict of interest.

In most instances, therefore, votes are cast according to pre-determined policies, and potential conflicts of interest cannot influence the outcome of our voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where we may vary from our pre-determined policies where we believe it is in our clients and Fund shareholders' best interests to do so.

Where a proxy voting decision is decided in-house by Domini's Proxy Voting
Committee, the following procedures have been adopted to ensure that conflicts of interest are identified and appropriately addressed:

         1.   Before each meeting of the Committee, each participant identifies any conflicts of interest he/she is aware of, including any contacts from outside parties or other members of Domini's staff or management team regarding the proxy issue in question.

         2.   If conflicts are identified, and they are of a personal nature, that individual will be asked to remove him/herself from the decision-making process.

         3.   Domini is a relatively small firm, and it is not possible to completely insulate the members of the Committee from all
              potential conflicts of interest relating to Domini's business. If the conflicts are related to Domini's business, therefore, the
              Committee will:

                   a)  Where practical, present the conflict to the client and seek guidance or consent to vote the proxy (where the
                       client is a mutual fund, the Committee will seek guidance
                       from the Domini Funds' independent trustees).(2)

----------
(2) In some cases, disclosure of the specific nature of the conflict may not be possible because disclosure is prohibited by Domini's privacy policy (where, for example, the conflict concerns a client or Fund shareholder) or may not otherwise be in the best interests of a Domini client, disclosure may violate other confidentiality obligations of the firm, or the information to be disclosed may be proprietary and place Domini at a competitive disadvantage. In such cases, we will discuss the situation with the client and seek guidance.

                                      A-25

                   b)  Where Domini is unable to pursue (a), above, or at the direction of the client, the Committee will delegate the
                       decision to KLD, who will work with SIRS to cast the
                       vote. Domini will take all necessary steps to insulate
                       KLD and SIRS from knowledge of the specific nature of the
                       conflict so as not to influence the voting decision.

                   c)  The Committee will keep records of how the conflict was identified and what resolution was reached. These records
                       will be available for review at the client's request.

III.     HOW TO OBTAIN DOMINI'S PROXY VOTING RECORD

Please visit www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm to obtain, free of charge:

  o   All proxy votes cast for the Domini Funds this year, in an easily sortable database (we attempt to post our votes two weeks prior to each annual meeting, although this is not always possible)

  o   After August 31, 2004, an annual record of all votes cast for the Domini
      Funds will be available at Domini's website, and on the Securities and
      Exchange Commission's website at www.sec.gov.

Domini's Proxy Voting Policies and Procedures are subject to change without notice. They will be reviewed and updated where necessary, on at least an annual basis and will be posted to Domini's website at www.domini.com/shareholder-
advocacy/Proxy-Voting/index.htm.

                                     PART C

Item 23.   Exhibits

(6)             a         Amended and Restated Declaration of Trust of the Registrant.
(6)             b         Amended and Restated By-Laws of the Registrant.
(2)             e         Distribution Agreement between the Registrant and DSIL Investment Services LLC
                          ("DSILD"), as distributor.
(1)             g(1)      Custody Agreement between the Registrant and Investors Bank & Trust Company
                          ("IBT"), as custodian.
                g(2)      Amendment to the Custodian Agreement between the Registrant and IBT, as custodian.
                g(3)      Amendment to the Custodian Agreement between the Registrant and IBT, as custodian.
(4)             h(1)      Transfer Agency Agreement between the Registrant and PFPC Inc.
(2)             h(2)      Sponsorship Agreement between the Registrant and Domini Social Investments LLC
                          ("Domini"), as sponsor.
                h(3)      Expense Limitation Agreement.
(2)             i         Opinion and consent of counsel.
                j         Consent of independent auditors.
(5)             p(1)      Code of Ethics of the Registrant, Domini Social Index Portfolio, and Domini
                          Social Investment Trust.
                p(2)      Code of Ethics of Domini and DSILD.
(6)             p(3)      Code of Ethics of SSgA Funds Management, Inc.
(2)(3)          q         Powers of Attorney.

------------------------

(1)        Incorporated herein by reference from the Registrant's Registration Statement on Form N-1A (the
           "Registration Statement") (File no. 811-07599) as filed with the U.S. Securities and Exchange
           Commission (the "SEC") on April 18, 1996.
(2)        Incorporated herein by reference from Post-Effective Amendment No. 4 to the Registrant's Registration
           Statement as filed with the SEC on September 29, 1999.
(3)        Incorporated herein by reference from Post-Effective Amendment No. 5 to the Registrant's Registration
           Statement as filed with the SEC on November 23, 1999.
(4)        Incorporated herein by reference from Post-Effective Amendment No. 6 to the Registrant's Registration
           Statement as filed with the SEC on November 30, 1999.
(5)        Incorporated herein by reference from Post-Effective Amendment No. 7 to the Registrant's Registration
           Statement as filed with the SEC on November 28, 2000.
(6)        Incorporated herein by reference from Post-Effective Amendment No. 8 to the Registrant's Registration
           Statement as filed with the SEC on September 28, 2001.

Item 24.   Persons Controlled by or under Common Control with Registrant

           Not applicable.

Item 25.   Indemnification

           Reference is hereby made to (a) Article V of the Registrant's Amended and Restated Declaration of Trust, incorporated herein by reference; and (b)
Section 4 of the Distribution Agreement by and between the Registrant and DSIL
Investment Services LLC, incorporated herein by reference.

           The Trustees and officers of the Registrant and the personnel of the
Registrant's administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment
Company Act of 1940, as amended.

Item 26.   Business and Other Connections of Investment Adviser

           Domini Social Investments LLC ("Domini") is a Massachusetts limited liability company with offices at 536 Broadway, 7th Floor, New York, New York
10012, and is registered as an investment adviser under the Investment Advisers
Act of 1940, as amended. The members of Domini are James E. Brooks; Amy L.
Domini; Steven D. Lydenberg; Committed Capital, LLC; and Domini Holdings LLC.
The officers of Domini are Amy L. Domini and Carole M. Laible.

                                 Other Business, Profession, Vocation,                Principal
             Name                       or Employment During the                  Business Address
                                          Past Two Fiscal Years

James E. Brooks                 President, Equity Resources Group, Inc.         Four Arlington Street
                                (real estate investment)                         Cambridge, MA 02140

Amy L. Domini                   Private Trustee, Loring, Wolcott &               230 Congress Street
                                Coolidge (fiduciary)                              Boston, MA 02110

                                Manager, DSIL Investment Services LLC          536 Broadway, 7th Floor
                                (broker-dealer)                                  New York, NY 10012

Carole M. Laible                President, CEO, Chief Compliance               536 Broadway, 7th Floor
                                Officer, Chief Financial Officer,                New York, NY 10012
                                Secretary, and Treasurer, DSIL
                                Investment Services LLC (broker-dealer)

Steven D. Lydenberg             Director, KLD Research & Analytics,            536 Broadway, 7th Floor
                                Inc. (social research provider) (until           New York, NY 10012
                                2003)

Committed Capital, LLC          N/A                                                  8 Oak Drive
                                                                                  Sherman, CT 06784

Domini Holdings LLC             N/A                                            536 Broadway, 7th Floor
                                                                                 New York, NY 10012

         SSgA Funds Management, Inc. ("SSgA") is a wholly owned subsidiary of
State Street Corporation, with its main offices at State Street Financial
Center, One Lincoln Street, Boston, MA 02111. SSgA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The directors and officers of SSgA are:

      Name and Capacity          Other Business, Profession, Vocation,                Principal
          with SSgA                     or Employment During the                  Business Address
                                          Past Two Fiscal Years

Agustin Fleites                 Senior Principal, State Street Global       State Street Financial Center
President & Director            Advisors, a division of State Street             One Lincoln Street
                                Bank and Trust Company; Senior                    Boston, MA 02111
                                Principal, State Street Global Markets,
                                LLC, Boston, MA

Thomas P. Kelly                 Principal and Comptroller, State Street     State Street Financial Center
Treasurer                       Global Advisors, a division of State             One Lincoln Street
                                Street Bank and Trust Company                     Boston, MA 02111

                                      C-2

Mark J. Duggan                  Principal and Associate Counsel, State      State Street Financial Center
Chief Legal Officer             Street Global Advisors, a division of            One Lincoln Street
                                State Street Bank and Trust Company               Boston, MA 02111

Peter A. Ambrosini              Senior Principal and Chief Compliance       State Street Financial Center
Chief Compliance Officer        and Risk Management Officer, State               One Lincoln Street
                                Street Global Advisors, a division of             Boston, MA 02111
                                State Street Bank and Trust Company

Timothy Harbert                 Executive Vice President, State Street      State Street Financial Center
Director                        Bank and Trust Company; Chairman and             One Lincoln Street
                                Chief Executive Officer, State Street             Boston, MA 02111
                                Global Advisors, a division of State
                                Street Bank and Trust Company

Mitchell H. Shames              Senior Principal and Chief Counsel,         State Street Financial Center
Director                        State Street Global Advisors, a                  One Lincoln Street
                                division of State Street Bank and Trust           Boston, MA 02111
                                Company

Item 27.    Principal Underwriters

           (a)    DSIL Investment Services LLC is the distributor for the
                  Registrant. DSIL Investment Services LLC serves as the
                  distributor or the placement agent for the following other registered investment companies: Domini Social Equity Fund,
                  Domini Social Bond Fund, and Domini Social Index Portfolio.
           (b)    The information required by this Item 27 with respect to each manager or officer of DSIL Investment Services LLC is
                  incorporated herein by reference from Schedule A of Form BD
                  (File No. 008-44763) as filed by DSIL Investment Services LLC pursuant to the Securities Exchange Act of 1934, as amended.
           (c)    Not applicable.

Item 28.   Location of Accounts and Records

           The accounts and records of the Registrant are located, in whole or in part, at the offices of the Registrant and at the following locations:

Name:                                             Address:

Domini Social Investments LLC                     536 Broadway, 7th Floor
(manager)                                         New York, NY 10012

SSgA Funds Management, Inc.                       State Street Financial Center
(submanager)                                      One Lincoln Street
Boston, MA 02111

DSIL Investment Services LLC                      536 Broadway, 7th Floor
(distributor)                                     New York, NY 10012

Investors Bank & Trust Company                    200 Clarendon Street
(custodian)                                       Boston, MA 02116

PFPC Inc.                                         4400 Computer Drive
(transfer agent)                                  Westborough, MA 01581

                                      C-3

Item 29.   Management Services

           Not applicable.

Item 30.   Undertakings

           Not applicable.

                                      C-4

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Registration
Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 26th day of
November, 2003.

                                                DOMINI INSTITUTIONAL TRUST
                                                By:
                                                /s/ Amy L. Domini
                                                -------------------------------
                                                Amy L. Domini
                                                President

           Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities indicated below on November 26, 2003.

                      Signature                                                Title

/s/ Amy L. Domini                                       President (Principal Executive Officer) and Trustee
-----------------------------------                     of Domini Institutional Trust
Amy L. Domini

/s/ Carole M. Laible                                    Treasurer (Principal Accounting and Financial
-----------------------------------                     Officer) of Domini Institutional Trust
Carole M. Laible

Julia Elizabeth Harris*                                 Trustee of Domini Institutional Trust
-----------------------------------
Julia Elizabeth Harris

Kirsten S. Moy*                                         Trustee of Domini Institutional Trust
-----------------------------------
Kirsten S. Moy

William C. Osborn*                                      Trustee of Domini Institutional Trust
-----------------------------------
William C. Osborn

Karen Paul*                                             Trustee of Domini Institutional Trust
-----------------------------------
Karen Paul

Gregory A. Ratliff*                                     Trustee of Domini Institutional Trust
-----------------------------------
Gregory A. Ratliff

Frederick C. Williamson, Sr.*                           Trustee of Domini Institutional Trust
-----------------------------------
Frederick C. Williamson, Sr.

*By: /s/ Amy L. Domini
-------------------------------
Amy L. Domini
Executed by Amy L. Domini on behalf of those
indicated pursuant to Powers of Attorney.

                                   SIGNATURES

           Domini Social Index Portfolio has duly caused this Registration
Statement on Form N-1A (File No. 333-14449) of Domini Institutional Trust to be
signed on its behalf by the undersigned, duly authorized, in the City of New
York and the State of New York on the 26th day of November, 2003.

                                                 DOMINI SOCIAL INDEX PORTFOLIO
                                                 By:
                                                 /s/ Amy L. Domini
                                                 ------------------------------
                                                 Amy L. Domini
                                                 President

           This Registration Statement on Form N-1A of Domini Institutional
Trust has been signed below by the following persons in the capacities indicated
below on November 26, 2003.

                      Signature                                                Title

/s/ Amy L. Domini                                       President (Principal Executive Officer) and Trustee
-----------------------------------                     of Domini Social Index Portfolio
Amy L. Domini

/s/ Carole M. Laible                                    Treasurer (Principal Accounting and Financial
-----------------------------------                     Officer) of Domini Social Index Portfolio
Carole M. Laible

Julia Elizabeth Harris*                                 Trustee of Domini Social Index Portfolio
-----------------------------------
Julia Elizabeth Harris

Kirsten S. Moy*                                         Trustee of Domini Social Index Portfolio
-----------------------------------
Kirsten S. Moy

William C. Osborn*                                      Trustee of Domini Social Index Portfolio
-----------------------------------
William C. Osborn

Karen Paul*                                             Trustee of Domini Social Index Portfolio
-----------------------------------
Karen Paul

Gregory A. Ratliff*                                     Trustee of Domini Social Index Portfolio
-----------------------------------
Gregory A. Ratliff

Frederick C. Williamson, Sr.*                           Trustee of Domini Social Index Portfolio
-----------------------------------
Frederick C. Williamson, Sr.

*By:
/s/ Amy L. Domini
-------------------------------
Amy L. Domini
Executed by Amy L. Domini on behalf of those
indicated pursuant to Powers of Attorney.

                                INDEX TO EXHIBITS

        EXHIBIT NO.          DESCRIPTION OF EXHIBIT

           g(2)              Amendment to the Custodian Agreement between the
                             Registrant and IBT, as custodian

           g(3)              Amendment to the Custodian Agreement between the
                             Registrant and IBT, as custodian

           h(3)              Expense Limitation Agreement.

             j               Consent of independent auditors.

           p(2)              Code of Ethics of Domini and DSILD.